SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

                            Filed by the Registrant                    / X /

                    Filed by a party other than the Registrant         /   /

Check the appropriate box:

/   /   Preliminary Proxy Statement

/   /   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e) (2))

/ X /   Definitive Proxy Statement

/   /   Definitive Additional Materials

/   /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          PUTNAM ASSET ALLOCATION FUNDS
                        PUTNAM CAPITAL APPRECIATION FUND
                           PUTNAM CLASSIC EQUITY FUND
                     PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
                          PUTNAM DISCOVERY GROWTH FUND
                           PUTNAM EQUITY INCOME FUND
                           PUTNAM EUROPE EQUITY FUND
                        THE GEORGE PUTNAM FUND OF BOSTON
                              PUTNAM FUNDS TRUST
                          PUTNAM GLOBAL EQUITY FUND
                      PUTNAM GLOBAL NATURAL RESOURCES FUND
                      THE PUTNAM FUND FOR GROWTH AND INCOME
                          PUTNAM HEALTH SCIENCES TRUST
                         PUTNAM INTERNATIONAL EQUITY FUND
                           PUTNAM INVESTMENT FUNDS
                             PUTNAM INVESTORS FUND
                         PUTNAM NEW OPPORTUNITIES FUND
                       PUTNAM OTC & EMERGING GROWTH FUND
                            TAX SMART FUNDS TRUST
                    PUTNAM UTILITIES GROWTH AND INCOME FUND
                               PUTNAM VISTA FUND
                              PUTNAM VOYAGER FUND

                 (Name of Registrant as Specified In Its Charter)

                      (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /   No fee required

/   /   Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   /   Fee paid previously with preliminary materials.

/   /   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


The proxy statement

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund. When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees' recommendations on pages 8 and 9 of the proxy statement. The Trustees recommend that shareholders vote in favor of the proposals described in this document and listed on your proxy ballot.

Please take a few moments and decide how you want to vote. When shareholders don't return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballot in the envelope provided. Or you can call our toll-free number, or go to the Web. See your proxy ballot for the phone number and Web address. If you have proxy related questions, please call 1-877-832-6360 or contact your financial advisor.

PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]


Table of contents

A Message from the Chairman                            1

Notice of Shareholder Meeting                          3

Trustees' Recommendations                              8

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

A Message from the Chairman

Dear Fellow Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), by calling or by voting via the Internet. We are asking for your vote on the election of Trustees and, for certain funds, the additional matters indicated on page 4.

As you may know, the SEC recently adopted rules designed to enhance the independence and effectiveness of mutual fund trustees. Although trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund's investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund's auditors, monitoring conflicts of interests, overseeing the fund's compliance with federal securities laws and voting proxies relating to the fund's portfolio securities.

Your fund's Trustees believe that these responsibilities are best carried out by a board that is independent of the fund's investment adviser both in fact and in spirit. The new SEC rules effectively require most funds to have a board of trustees whose independent trustees (i.e., trustees who are not "interested persons" of the fund or its investment adviser) constitute at least 75% of the board and whose chairman is independent. Your fund has met both of these requirements since July 1, 2000. We strongly supported these rules when initially proposed by the SEC and are pleased that other fund families will soon also be held to these standards.

It is also noteworthy that your fund's Trustees have been strong proponents of other reforms in the mutual fund industry. We supported new SEC rules requiring funds to make their proxy voting records available to shareholders, and the Putnam funds were one of the first major fund families to begin disclosing their proxy voting guidelines. We also were one of the first mutual fund boards to end the practice of using fund brokerage commissions to reward brokers for selling fund shares.

In the proxy statement, you will also notice that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. Two of the three new nominees are independent, and all three have had outstanding careers as leaders in the investment management industry.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ John A. Hill
John A. Hill, Chairman


Notice of a Meeting of Shareholders
To the Shareholders of:

PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO
PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO
PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO
PUTNAM CAPITAL APPRECIATION FUND
PUTNAM CAPITAL OPPORTUNITIES FUND
PUTNAM CLASSIC EQUITY FUND
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
PUTNAM DISCOVERY GROWTH FUND
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL NATURAL RESOURCES FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM GROWTH OPPORTUNITIES FUND
PUTNAM HEALTH SCIENCES TRUST
PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
PUTNAM INVESTORS FUND
PUTNAM MID CAP VALUE FUND
PUTNAM NEW OPPORTUNITIES FUND
PUTNAM NEW VALUE FUND
PUTNAM OTC & EMERGING GROWTH FUND
PUTNAM RESEARCH FUND
PUTNAM SMALL CAP GROWTH FUND
PUTNAM SMALL CAP VALUE FUND
PUTNAM TAX SMART EQUITY FUND
PUTNAM UTILITIES GROWTH AND INCOME FUND
PUTNAM VISTA FUND
PUTNAM VOYAGER FUND

* This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

A Meeting of Shareholders of your fund will be held on November 11, 2004 at 11:00 a.m., Boston time, at the principal offices of the funds on the eighth floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

  1. Electing your fund's nominees for Trustees;

2.A. Approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. Approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. Approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2.D. Approving an amendment to certain funds' fundamental investment restrictions with respect to issuance of senior securities;

2.E. Approving an amendment to a fund's investment  objective and

  3. Approving an amendment to certain funds' Agreements and Declarations of Trust.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

September 3, 2004



Pro-   Proposal
posal  Description                                Affected Funds                                        Page
--------------------------------------------------------------------------------------------------------------
1.   Election of
     Trustees            All funds                                                                       10
--------------------------------------------------------------------------------------------------------------
2.A. Approving an        Putnam Asset Allocation:              Putnam Health Sciences Trust              52
     amendment             Balanced Portfolio                  Putnam International
     to certain          Putnam Asset Allocation:                Capital Opportunities Fund
     funds'                Conservative Portfolio              Putnam International
     fundamental         Putnam Asset Allocation:                Equity Fund
     investment            Growth Portfolio                    Putnam International
     restrictions        Putnam Capital                          Growth and Income Fund
     with respect          Appreciation Fund                   Putnam International
     to borrowing        Putnam Classic Equity Fund              New Opportunities Fund
                         Putnam Convertible                    Putnam Investors Fund
                           Income-Growth Trust                 Putnam New Opportunities Fund
                         Putnam Discovery Growth Fund          Putnam New Value Fund
                         Putnam Equity Income Fund             Putnam OTC &
                         Putnam Europe Equity Fund               Emerging Growth Fund
                         The George Putnam                     Putnam Research Fund
                           Fund of Boston                      Putnam Utilities Growth
                         Putnam Global Equity Fund               and Income Fund
                         Putnam Global Natural                 Putnam Vista Fund
                           Resources Fund                      Putnam Voyager Fund
                         The Putnam Fund
                           for Growth and Income
                         Putnam Growth
                           Opportunities Fund
--------------------------------------------------------------------------------------------------------------
2.B. Approving           Putnam Asset Allocation:              Putnam Health Sciences Trust              54
     an amendment          Balanced Portfolio                  Putnam International
     to certain funds'   Putnam Asset Allocation:                Capital Opportunities Fund
     fundamental           Conservative Portfolio              Putnam International Equity Fund
     investment          Putnam Asset Allocation:              Putnam International
     restrictions          Growth Portfolio                      Growth and Income Fund
     with respect        Putnam Capital                        Putnam International
     to making             Appreciation Fund                     New Opportunities Fund
     loans               Putnam Classic Equity Fund            Putnam Investors Fund
                         Putnam Convertible                    Putnam New Opportunities Fund
                           Income-Growth Trust                 Putnam New Value Fund
                         Putnam Discovery Growth Fund          Putnam OTC & Emerging Growth Fund
                         Putnam Equity Income Fund             Putnam Research Fund
                         Putnam Europe Equity Fund             Putnam Utilities
                         The George Putnam Fund of Boston        Growth and Income Fund
                         Putnam Global Equity Fund             Putnam Vista Fund
                         Putnam Global                         Putnam Voyager Fund
                           Natural Resources Fund
                         The Putnam Fund for
                           Growth and Income
                         Putnam Growth
                           Opportunities Fund
--------------------------------------------------------------------------------------------------------------
2.C. Approving           All funds                                                                       57
     an amendment
     to certain funds'
     fundamental
     investment
     restrictions
     with respect to
     diversification
     of investment
--------------------------------------------------------------------------------------------------------------
2.D. Approving           Putnam Capital                        Putnam New Value Fund                     59
     an amendment          Opportunities Fund                  Putnam Research Fund
     to certain funds'   Putnam Classic Equity Fund            Putnam Small Cap Growth Fund
     fundamental         Putnam Global                         Putnam Small Cap Value Fund
     investment            Natural Resources Fund              Putnam Tax Smart Equity Fund
     restrictions        Putnam Growth
     with respect          Opportunities Fund
     to issuance         Putnam International
     of senior             Capital Opportunities Fund
     securities          Putnam International
                           New Opportunities Fund
--------------------------------------------------------------------------------------------------------------
2.E. Approving           Putnam Equity Income Fund                                                       61
     an amendment
     to a fund's
     investment
     objective
--------------------------------------------------------------------------------------------------------------
3.   Approving           All funds except                                                                62
     an amendment          Putnam Tax Smart Equity Fund
     to certain funds'
     Agreements and
     Declarations of
     Trust
--------------------------------------------------------------------------------------------------------------



Proxy statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam funds for use at the Meeting of Shareholders of each fund to be held on November 11, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages). The Notice of Meeting, the proxy and the proxy statement are being mailed on or about September 3, 2004.

* How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

  1. For electing your fund's nominees for Trustees;

2.A. For approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. For approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. For approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2.D. For approving an amendment to certain funds' fundamental investment restrictions with respect to issuance of senior securities;

2.E. For approving an amendment to a fund's investment objective and

  3. For approving an amendment to certain funds' Agreements and Declarations of Trust.

Please see the table beginning on page 6 for a list of the affected funds for each proposal.

* Who is eligible to vote?

Shareholders of record of each affected fund at the close of business on August 13, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal other than the election of Trustees and the amendment to a trust's agreement and declaration of trust, where in each case shareholders of each series of a trust vote together as a single class. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together.


The Proposals

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your fund or Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). Those Trustees who are not "interested persons" of your fund or Putnam Management are referred to as "Independent Trustees" throughout this proxy statement.

The Board Policy and Nominating Committee of each fund has fixed the number of Trustees of each fund at 14 and recommends that you vote for the election of the nominees described in the following pages.

The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes from shareholders will be elected as Trustees of your fund.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee's name, date of birth, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Drucker and Messrs. Haldeman and Worley currently serves as a Trustee of your fund. The address of all of the Trustees and nominees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43),
Trustee since 1994

[GRAPHIC OMITTED: PHOTO OF JAMESON A. BAXTER]
--------------------------------------------

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40),
Trustee since 2001

[GRAPHIC OMITTED: PHOTO OF CHARLES B. CURTIS]
--------------------------------------------

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department and the SEC.

Myra R. Drucker (1/16/48)

[GRAPHIC OMITTED: PHOTO OF MYRA R. DRUCKER]
------------------------------------------

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]
---------------------------------------

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43),
Trustee since 1996

[GRAPHIC OMITTED: PHOTO OF RONALD J. JACKSON]
--------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF PAUL L. JOSKOW]
-----------------------------------------

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992

[GRAPHIC OMITTED: PHOTO OF ELIZABETH T. KENNAN]
----------------------------------------------

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF JOHN H. MULLIN, III
----------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45),
Trustee since 1984

[GRAPHIC OMITTED: PHOTO OF ROBERT E. PATTERSON]
----------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments) and, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF W. THOMAS STEPHENS]
---------------------------------------------

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest product and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

[GRAPHIC OMITTED: PHOTO OF RICHARD B. WORLEY]
--------------------------------------------

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

* Interested Trustees


Charles E. Haldeman, Jr.* (10/29/48)

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HALDEMAN, JR.]
---------------------------------------------------

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm). Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. Mr. Haldeman is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam III* (8/10/51),
Trustee since 1984 and President since 2000

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM III]
--------------------------------------------

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services) and of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34),
Trustee since 1986

[GRAPHIC OMITTED: PHOTO OF A.J.C. SMITH]
---------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

------------------------------------------------------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of a fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam and Smith are deemed "interested persons" by virtue of their positions as officers of each fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of each of the funds. Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

Ms. Drucker and Mr. Haldeman were each recommended for consideration as a nominee for Trustee of your fund by an Independent Trustee. Mr. Worley was recommended for consideration as a nominee for Trustee of your fund by a third-party search firm that was engaged by the Trustees. The third-party search firm assisted the Trustees in identifying and evaluating potential nominees.

The 14 nominees for Trustees will be elected as Trustees of your fund. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.


* What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution, custody and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's independent auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

The 1940 Act and the rules and regulations promulgated thereunder require that your fund have a minimum proportion of trustees who are not "interested persons" (as defined in the 1940 Act) of your fund or your fund's investment manager. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund's Independent Trustees meet regularly as a group in executive session. Eleven of the 14 nominees for election as Trustee would be Independent Trustees.

Board committees. Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Independent Trustees. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals who come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience,
(iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for subsequent meetings of shareholders," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the distribution plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Jackson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Each such Committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson) and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Joskow.

* How large a stake do the Trustees and nominees have in the Putnam funds?

The Trustees believe each Trustee should, over time, have a significant investment in the Putnam funds. The Trustees allocate their investments among the Putnam funds based on their own investment needs. Except as noted, the table below shows the number of shares beneficially owned by each current Trustee and nominee and the value of each Trustee's and each nominee's holdings in each fund and in all of the Putnam funds as of June 30, 2004. As a group, the Trustees owned shares of the Putnam funds valued at over $40 million as of June 30, 2004.



TRUSTEE/NOMINEE HOLDINGS TABLE

                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                               Putnam Asset Allocation:       Putnam Asset Allocation:       Putnam Asset Allocation:
                                 Balanced Portfolio            Conservative Portfolio           Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter              $1-$10,000       180.145         $1-$10,000       190.105        $1-$10,000      355.477
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000       112.712         $1-$10,000       133.775        $1-$10,000      113.244
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --              --               --              --              --            --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000    1,459.542     $10,001-$50,000    1,197.820   $10,001-$50,000    1,019.417
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                 Over $100,000    20,906.944        $1-$10,000       446.935        $1-$10,000      442.089
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000       333.567         $1-$10,000       153.456        $1-$10,000      820.551
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000   1,783.22          $1-$10,000       230.962        $1-$10,000      875.678
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000       335.530         $1-$10,000       321.669        $1-$10,000      455.450
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III            $1-$10,000       327.998         $1-$10,000       382.184        $1-$10,000      319.132
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000    1,124.534     $10,001-$50,000    1,147.178   $10,001-$50,000    1,144.164
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000    1,128.658     $10,001-$50,000    1,147.178   $10,001-$50,000    1,156.813
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000       170.336         $1-$10,000       172.664        $1-$10,000      178.221
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens           Over $100,000    89,673.064     $10,001-$50,000    4,700.348      $1-$10,000       100.000
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --              --               --              --              --            --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                     Putnam Capital                 Putnam Capital                 Putnam Classic
                                   Appreciation Fund              Opportunities Fund                Equity Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000      715.569        $1-$10,000       346.416      Over $100,000   16,328.122
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000        102.820        $1-$10,000       106.449        $1-$10,000      107.314
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --              --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000      651.365     $10,001-$50,000     996.205     $10,001-$50,000   1,013.18
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                $50,001-$100,000    4,681.075    $50,001-$100,000   5,992.578     Over $100,000   10,435.097
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000        262.089        $1-$10,000       207.450        $1-$10,000      234.306
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000      723.839        $1-$10,000       183.608     $10,001-$50,000   2,020.29
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000        251.929     $10,001-$50,000    1,104.294      $1-$10,000       191.797
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $50,001-$100,000    4,561.863    $50,001-$100,000   6,584.101    $10,001-$50,000   2,769.75
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson            $1-$10,000        482.640        $1-$10,000       837.144        $1-$10,000      687.503
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000     1,238.256    $10,001-$50,000    1,192.389    $50,001-$100,000  6,316.991
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000        284.565        $1-$10,000       100.000        $1-$10,000      236.905
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000        137.383        $1-$10,000       100.000        $1-$10,000      143.732
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --              --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                   Putnam Convertible                Putnam Discovery                 Putnam Equity
                                   Income-Growth Trust                 Growth Fund                     Income Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000    1,631.226      Over $100,000    12,579.229   $10,001-$50,000    2,726.503
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000        115.191     $10,001-$50,000   1,383.006       $1-$10,000       109.101
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --              --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000      878.769     $10,001-$50,000     696.286     $10,001-$50,000    925.560
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                 Over $100,000     24,183.105    $10,001-$50,000    2,303.388     Over $100,000   10,823.609
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000        431.317        $1-$10,000       243.964        $1-$10,000      299.929
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000      835.066        $1-$10,000       360.285     $50,001-$100,000  5,588.703
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000      994.039     $10,001-$50,000     675.427     $10,001-$50,000   1,498.501
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000     2,077.602    $10,001-$50,000    2,987.873    $10,001-$50,000   2,392.515
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000     1,732.636    $10,001-$50,000     799.281     $10,001-$50,000   1,315.648
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000     1,324.257    $10,001-$50,000    2,101.545    $10,001-$50,000   1,414.878
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000        364.960        $1-$10,000       323.142        $1-$10,000      502.204
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000        193.543        $1-$10,000       208.686        $1-$10,000      152.322
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --              --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                    Putnam Europe                    The George Putnam               Putnam Global
                                     Equity Fund                      Fund of Boston                  Equity Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000     1,215.293    $50,001-$100,000    4,084.25    $50,001-$100,000  7,703.029
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000        104.829        $1-$10,000        248.590     $10,001-$50,000  5,286.432
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --              --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000      727.628     $10,001-$50,000      625.693     $10,001-$50,000  1,440.329
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                   $1-$10,000        500.000      Over $100,000     19,796.222    Over $100,000   29,842.829
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000        244.253    $50,001-$100,000    5,410.934       $1-$10,000      208.270
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                 $1-$10,000        533.109     $10,001-$50,000    1,729.101       $1-$10,000      700.412
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000        361.022     $10,001-$50,000    1,155.086    $10,001-$50,000   3,889.666
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000      665.610     $50,001-$100,000   5,249.942    $50,001-$100,000  8,909.351
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000     1.958.550    $10,001-$50,000    1,092.513    $50,001-$100,000 10,394.483
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      933.566     $50,001-$100,000   5,592.022     Over $100,000   29,645.314
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000        159.520     $10,001-$50,000    1,330.678    $10,001-$50,000  2,311.026
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000        134.409        $1-$10,000       257.335         $1-$10,000    624.816
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --              --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                    Putnam Global                    The Putnam Fund                 Putnam Growth
                               Natural Resources Fund             for Growth and Income            Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000      920.093      Over $100,000      9,350.354   $10,001-$50,000    1,537.221
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000        113.510     $10,001-$50,000     1,924.766      $1-$10,000       105.029
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --              --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000     468.332      $10,001-$50,000      817.797    $10,001-$50,000     882.353
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                 Over $100,000     6,145.952      Over $100,000     9,913.376    $10,001-$50,000    2,516.579
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson           $10,001-$50,000     448.000       Over $100,000     34,075.751      $1-$10,000       193.855
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                 $1-$10,000       123.590       Over $100,000      7,489.43       $1-$10,000       578.797
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000     805.519      $10,001-$50,000      603.004    $10,001-$50,000    1,007.462
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000     654.818      $50,001-$100,000    4,528.036   $10,001-$50,000    1,152.083
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson            $1-$10,000       281.389         $1-$10,000        522.329       $1-$10,000       688.172
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000    1,214.292      Over $100,000     42,571.034   $10,001-$50,000    2,762.012
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000       266.030       Over $100,000     6,875.284       $1-$10,000       100.000
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000       149.739       Over $100,000     12,731.639      $1-$10,000       101.018
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --             --                --              --              --             --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                    Putnam Health                  Putnam International            Putnam International
                                    Sciences Trust              Capital Opportunities Fund             Equity Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter            Over $100,000     2,167.541       Over $100,000     6,392.319       Over $100,000  11,214.114
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000       100.000         $1-$10,000        105.802          $1-$10,000     199.030
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --             --                --               --                --           --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000     187.233      $10,001-$50,000      710.359       $10,001-$50,000   698.125
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                 Over $100,000     3,670.194      Over $100,000      8,211.346       Over $100,000  14,909.236
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000       100.000         $1-$10,000        214.242          $1-$10,000     253.162
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000      436.772         $1-$10,000        406.637        Over $100,000  5,866.594
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000       100.000      $10,001-$50,000     1,197.934      $10,001-$50,000   940.734
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $50,001-$100,000   1,091.876      Over $100,000      5,036.801      $10,001-$50,000  2,350.4
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000     230.980         $1-$10,000        427.582       $50,001-$100,000 2,868.286
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $50,001-$100,000    939.498      $10,001-$50,000     1,113.326      $10,001-$50,000   749.876
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $10,001-$50,000     455.658         $1-$10,000        100.000          $1-$10,000     244.999
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000       138.237         $1-$10,000        119.660          $1-$10,000     179.103
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                              Putnam International Growth          Putnam International
                                   and Income Fund                New Opportunities Fund           Putnam Investors Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter              $1-$10,000       679.096      $10,001-$50,000     2,191.36        Over $100,000  13,204.415
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000       105.036         $1-$10,000        102.166          $1-$10,000     102.415
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000   1,438.354      $10,001-$50,000     1,051.051      $10,001-$50,000   953.678
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                 Over $100,000    22,658.411        $1-$10,000        200.000        Over $100,000   25,057.65
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000       518.251         $1-$10,000        313.103        Over $100,000   73,275.389
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                 $1-$10,000       483.927      $10,001-$50,000     1,243.015      $50,001-$100,000 7,015.402
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000       221.427         $1-$10,000        197.710       $10,001-$50,000  1,359.807
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III            $1-$10,000       954.473      $10,001-$50,000     3,546.812       Over $100,000   8,659.24
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson            $1-$10,000       855.164      $10,001-$50,000     1,335.641      $10,001-$50,000  1,314.557
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000   2,218.493      $10,001-$50,000     1,387.061      $10,001-$50,000  2,437.122
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000       100.000         $1-$10,000        100.000       $50,001-$100,000 8,623.297
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000       149.025         $1-$10,000        148.014          $1-$10,000     115.677
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                    Putnam Mid Cap                      Putnam New                      Putnam New
                                      Value Fund                    Opportunities Fund                  Value Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000   2,053.445      $50,001-$100,000    1,734.607       Over $100,000   6,881.741
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000       105.982      $50,001-$100,000    2,254.69          $1-$10,000     107.243
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000   1,149.541      $10,001-$50,000      293.214       $10,001-$50,000   909.242
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                   $1-$10,000       108.904      $50,001-$100,000    2,385.464      $50,001-$100,000 3,872.531
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000       352.798         $1-$10,000        204.570          $1-$10,000     233.773
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                 $1-$10,000       120.072      $10,001-$50,000     1,111.62          $1-$10,000     584.206
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000       490.096         $1-$10,000        100.000       $10,001-$50,000  1,333.438
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III          Over $100,000    8,192.574       Over $100,000      3,542.493      $10,001-$50,000   2638.549
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson            $1-$10,000       680.668      $10,001-$50,000     1,038.444      $10,001-$50,000  1,325.964
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000   2,139.429      $10,001-$50,000      763.162       $10,001-$50,000  1,398.657
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000       100.000      $10,001-$50,000      638.496          $1-$10,000     100.000
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000       100.000         $1-$10,000        133.948          $1-$10,000     143.838
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                     Putnam OTC &                         Putnam                    Putnam Small Cap
                                Emerging Growth Fund                   Research Fund                  Growth Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000   2,704.695         $1-$10,000        414.462       $10,001-$50,000   705.048
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000       105.121         $1-$10,000        104.965       $10,001-$50,000   536.136
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000   1,664.025      $10,001-$50,000      849.515       $10,001-$50,000   746.609
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                $10,001-$50,000   1,951.847      $50,001-$100,000    3,902.146      $10,001-$50,000  2,144.691
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson           $10,001-$50,000   1,968.372       Over $100,000      8,167.352         $1-$10,000     206.855
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                 $1-$10,000       129.574      $50,001-$100,000    5,449.857      $50,001-$100,000 4,297.547
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000     1,141.113      $10,001-$50,000      867.630       $10,001-$50,000   915.840
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000   6,484.530      $10,001-$50,000      849.291       $50,001-$100,000 3,996.697
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson            $1-$10,000       259.060         $1-$10,000        145.779          $1-$10,000     450.272
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $50,001-$100,000  10,112.953     $10,001-$50,000     1,738.068      $10,001-$50,000  1,235.585
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $10,001-$50,000   3,094.300         $1-$10,000        148.213          $1-$10,000     100.000
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000       144.331         $1-$10,000        100.000          $1-$10,000     100.000
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares          Dollar           Shares        Dollar           Shares
                               Range of       Beneficially      Range of       Beneficially    Range of       Beneficially
Trustees/Nominees            Shares Owned        Owned        Shares Owned        Owned      Shares Owned        Owned
---------------------------------------------------------------------------------------------------------------------------
                                   Putnam Small Cap                  Putnam Tax Smart            Putnam Utilities Growth
                                     Value Fund                         Equity Fund                  and Income Fund
---------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000   1,867.779      $10,001-$50,000     1,237.843         $1-$10,000     618.997
---------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000       108.025         $1-$10,000        102.210          $1-$10,000     112.628
---------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000     687.510      $10,001-$50,000     1,183.766      $10,001-$50,000  1,206.897
---------------------------------------------------------------------------------------------------------------------------
John A. Hill                 Over $100,000    13,881.248     $10,001-$50,000     2,475.685      $10,001-$50,000  3,240.898
---------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000       460.660       Over $100,000     11,558.341         $1-$10,000     816.839
---------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $50,001-$100,000  2,828.795      $50,001-$100,000    5,392.129         $1-$10,000     912.907
---------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000   1,355.865         $1-$10,000        106.693          $1-$10,000     110.835
---------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III          Over $100,000    6,633.668      $10,001-$50,000     3,840.080      $10,001-$50,000  2,307.695
---------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson            $1-$10,000       488.256         $1-$10,000        943.821          $1-$10,000     685.142
---------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000   1,095.726      $10,001-$50,000     1,305.767      $10,001-$50,000  2,076.560
---------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                   $1-$10,000       100.000         $1-$10,000        100.000          $1-$10,000     248.838
---------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000       100.000         $1-$10,000        100.000          $1-$10,000     162.025
---------------------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --             --                --               --                --            --
---------------------------------------------------------------------------------------------------------------------------




                                Dollar           Shares           Dollar            Shares           Dollar
                               Range of       Beneficially       Range of        Beneficially       Range of
Trustees/Nominees            Shares Owned        Owned         Shares Owned         Owned         Shares Owned
---------------------------------------------------------------------------------------------------------------
                                   Putnam Vista Fund                 Putnam Voyager Fund            All Funds
---------------------------------------------------------------------------------------------------------------
Jameson A. Baxter            Over $100,000    13,673.755     $50,001-$100,000    5,759.153       Over $100,000
---------------------------------------------------------------------------------------------------------------
Charles B. Curtis              $1-$10,000       108.696         $1-$10,000        108.848        Over $100,000
---------------------------------------------------------------------------------------------------------------
Myra R. Drucker                    --             --                --               --                --
---------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.*   $10,001-$50,000   1,759.930      $10,001-$50,000      920.802        Over $100,000
---------------------------------------------------------------------------------------------------------------
John A. Hill                 Over $100,000    24,573.347      Over $100,000     23,371.655       Over $100,000
---------------------------------------------------------------------------------------------------------------
Ronald J. Jackson              $1-$10,000       565.702       Over $100,000      8,722.033       Over $100,000
---------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000   1,657.718       Over $100,000      6,528.631       Over $100,000
---------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan            $1-$10,000       662.864         $1-$10,000        297.444        Over $100,000
---------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $50,001-$100,000  10,343.971     $50,001-$100,000    5,970.143       Over $100,000
---------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000   1,479.233      $50,001-$100,000    3,829.659       Over $100,000
---------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000   4,475.699      $10,001-$50,000     2,182.800       Over $100,000
---------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $10,001-$50,000   3,322.336      $50,001-$100,000    3,762.124       Over $100,000
---------------------------------------------------------------------------------------------------------------
W. Thomas Stephens             $1-$10,000       177.190         $1-$10,000        148.108        Over $100,000
---------------------------------------------------------------------------------------------------------------
Richard B. Worley                  --             --                --               --                --
---------------------------------------------------------------------------------------------------------------



* Holdings data for Mr. Haldeman are as of July 31, 2004.

At June 30, 2004, the nominees for Trustees and officers of each fund owned less than 1% of the outstanding shares of each class of each fund on that date.


* What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders and

* by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

                     The Putnam Funds
Attention: "Board of Trustees" or any specified Trustee(s)
                 One Post Office Square
               Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to the Trustees on a periodic basis.

* How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of each Putnam fund. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. During 2003, the average Trustee participated in approximately 49 committee and board meetings. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during calendar year 2003 is shown in the table below:

Audit and Pricing Committee                            15
---------------------------------------------------------
Board Policy and Nominating Committee                   7
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          9
---------------------------------------------------------
Contract Committee                                     14
---------------------------------------------------------
Distributions Committee                                 6
---------------------------------------------------------
Executive Committee                                     1
---------------------------------------------------------
Investment Oversight Committees                        30
---------------------------------------------------------

Your fund does not have a policy with respect to Trustees' attendance at shareholder meetings. The funds are not required under their Agreements and Declarations of Trust to hold annual meetings, but have voluntarily undertaken to hold such meetings at least every five years.

* What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Independent Trustees are Trustees of all the Putnam funds and receive fees for their services from each fund.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2003:



COMPENSATION TABLE

                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                             Putnam Asset                    Putnam                Putnam Asset            Putnam
                              Allocation:               Asset Allocation:          Allocation:            Capital
Trustees                   Balanced Portfolio        Conservative Portfolio     Growth Portfolio      Appreciation Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $2,519         $789       $1,558        $434      $2,309         $668     $1,688        $481
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         2,470          632        1,529         345       2,264          549      1,634         523
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  4,246          936        2,614         515       3,892          787      2,970         583
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     2,471          732        1,531         402       2,264          618      1,676         468
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     2,495          606        1,542         335       2,286          496      1,746         335
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         2,483          963        1,524         530       2,275          811      1,608         601
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     2,501          926        1,545         512       2,292          759      1,622         515
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         2,501          524        1,545         288       2,292          442      1,632         327
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     3,088          431        1,905         237       2,830          363      2,027         268
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1997 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     2,455          848        1,516         470       2,250          694      1,651         468
--------------------------------------------------------------------------------------------------------------------------




                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                             Putnam Capital             Putnam Classic        Putnam Convertible          Putnam
                             Opportunities                 Equity               Income-Growth            Discovery
Trustees                          Fund                      Fund                    Trust               Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $2,424         $576       $2,386        $731      $1,347         $396     $3,146        $958
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         2,343          631        2,360         633       1,333          334      3,112         851
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  4,295          700        4,020         851       2,269          463      5,299       1,107
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     2,407          561        2,395         673       1,352          365      3,158         879
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     2,499          402        2,361         500       1,333          282      3,149         627
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         2,315          721        2,343         878       1,323          478      3,091       1,143
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     2,323          618        2,369         771       1,338          433      3,124         970
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         2,339          392        2,372         479       1,339          260      3,127         625
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     2,912          322        2,939         392       1,660          214      3,878         510
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     2,375          561        2,337         700       1,319          394      3,081         878
--------------------------------------------------------------------------------------------------------------------------




                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                                  Putnam                    Putnam                The George                 Putnam
                                  Equity                    Europe              Putnam Fund of              Global
Trustees                        Income Fund              Equity Fund                Boston                Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $3,298         $789       $1,733        $536      $5,050       $1,476     $4,508      $1,449
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         3,264          685        1,697         382       4,953        1,121      4,458       1,196
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  5,530          917        2,859         653       8,511        1,771      7,594       1,705
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     3,313          726        1,693         503       4,955        1,376      4,524       1,340
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     3,251          537        1,712         474       5,003        1,212      4,460       1,066
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         3,226          946        1,728         670       4,976        1,821      4,427       1,757
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     3,274          828        1,717         718       5,013        1,845      4,475       1,635
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         3,279          517        1,717         362       5,013          987      4,480         957
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     4,055          423        2,119         301       6,192          817      5,553         786
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     3,226          752        1,700         663       4,922        1,698      4,415       1,493
----------------------------------------------------------------------------------------------------------------------------




                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                                 Putnam                  The Putnam             Putnam Growth               Putnam
                             Global Natural            Fund for Growth           Opportunities              Health
Trustees                     Resources Fund              and Income                  Fund               Sciences Trust
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $1,031         $264      $10,730      $3,330      $3,128       $1,047     $4,763      $1,390
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         1,012          211       10,609       2,796       3,066          776      4,670       1,101
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  1,677          314       18,080       3,902       5,275        1,263      8,029       1,653
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     1,013          245       10,766       3,073       3,065          978      4,670       1,291
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     1,022          204       10,612       2,389       3,096          884      4,716       1,084
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         1,017          323       10,534       4,023       3,083        1,298      4,694       1,701
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     1,024          311       10,650       3,669       3,105        1,344      4,728       1,655
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         1,024          175       10,663       2,193       3,105          702      4,728         924
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     1,244          145       13,213       1,799       3,832          582      5,838         762
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     1,007          285       10,508       3,344       3,048        1,239      4,647       1,518
----------------------------------------------------------------------------------------------------------------------------




                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                                 Putnam                    Putnam                   Putnam                 Putnam
                             International              International            International          International
                               Capital                     Equity                 Growth and          New Opportunities
Trustees                   Opportunities Fund               Fund                 Income Fund                Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $2,617         $744       $6,919      $2,041      $1,465         $409     $1,930        $567
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         2,566          594        6,777       1,501       1,434          305      1,889         452
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  4,413          883       11,514       2,466       2,437          493      3,252         672
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     2,566          691        6,762       1,908       1,431          382      1,881         526
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     2,592          574        6,847       1,739       1,449          344      1,906         437
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         2,580          909        6,914       2,534       1,464          507      1,908         692
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     2,598          877        6,862       2,641       1,453          522      1,917         669
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         2,598          494        6,862       1,370       1,453          274      1,917         376
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     3,209          407        8,486       1,137       1,796          227      2,363         310
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     2,551          804        6,785       2,436       1,436          481      1,879         613
----------------------------------------------------------------------------------------------------------------------------




                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                                  Putnam                    Putnam                Putnam New                Putnam
                                Investors                  Mid Cap               Opportunities               New
Trustees                          Fund                    Value Fund                 Fund                 Value Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $5,386       $1,617       $1,545        $427      $7,394       $2,254     $2,364        $666
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         5,279        1,233        1,495         450       7,239        1,644      2,319         532
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  9,087        1,938        2,720         513      12,277        2,729      3,986         789
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     5,277        1,507        1,534         411       7,218        2,109      2,319         617
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     5,333        1,321        1,591         294       7,310        1,939      2,342         512
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         5,312        1,993        1,472         529       7,385        2,803      2,330         813
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     5,347        2,012        1,483         453       7,330        2,942      2,347         783
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         5,347        1,080        1,493         288       7,330        1,515      2,347         442
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     6,601          894        1,855         236       9,054        1,258      2,952         364
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     5,250        1,850        1,511         411       7,251        2,716      2,304         718
----------------------------------------------------------------------------------------------------------------------------




                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                              Putnam OTC &                                     Putnam Small Cap         Putnam Small Cap
Trustees                  Emerging Growth Fund        Putnam Research Fund        Growth Fund             Value Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                    $3,032       $1,005       $2,603        $738        $411          $80     $1,464        $447
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         2,972          747        2,552         568         403           66      1,445         433
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  5,113        1,211        4,388         883         685           94      2,383         527
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                     2,972          939        2,552         687         402           74      1,461         420
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                     3,002          846        2,578         596         407           59      1,449         300
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         2,988        1,245        2,565         908         411           97      1,433         543
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                     3,010        1,286        2,583         908         408           91      1,445         463
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         3,010          674        2,583         493         408           53      1,450         297
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     3,715          558        3,190         407         505           44      1,800         243
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                     2,955        1,185        2,536         835         403           83      1,431         420
----------------------------------------------------------------------------------------------------------------------------




                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
--------------------------------------------------------------------------------------------------------------------------
                            Putnam Tax Smart       Putnam Utilities Growth         Putnam                   Putnam
                              Equity Fund             and Income Fund            Vista Fund              Voyager Fund
--------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994  (5)                     $872         $274       $1,396        $451      $4,552       $1,344    $10,472      $3,114
--------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           862          227        1,380         371       4,463        1,025     10,266       2,372
--------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                  1,469          322        2,351         531       7,676        1,611     17,658       3,734
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                       875          253        1,401         417       4,462        1,253     10,264       2,902
--------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                       862          200        1,381         332       4,507        1,098     10,368       2,547
--------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           856          332        1,370         547       4,487        1,657     10,320       3,840
--------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                       866          306        1,386         510       4,519        1,671     10,395       3,878
--------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                           867          181        1,387         298       4,519          898     10,395       2,080
--------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                     1,074          148        1,719         245       5,579          743     12,832       1,721
--------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --           --           --          --          --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                       854          280        1,367         465       4,436        1,537     10,205       3,568
----------------------------------------------------------------------------------------------------------------------------



                           Estimated              Total
                        annual benefits       compensation
                           from all               from
                         Putnam funds         all Putnam
                       upon retirement (2)    funds (3)(4)
-------------------------------------------------------------
Trustees                         For All Funds
-------------------------------------------------------------
Jameson A. Baxter/
1994  (5)                 $100,000             $215,500
-------------------------------------------------------------
Charles B. Curtis/
2001                       100,000              210,250
-------------------------------------------------------------
John A. Hill/
1985 (5)(7)                200,000              413,625
-------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                   100,000              214,500
-------------------------------------------------------------
Paul L. Joskow/
1997 (5)                   100,000              215,250
-------------------------------------------------------------
Elizabeth T. Kennan/
1992                       100,000              207,000
-------------------------------------------------------------
John H. Mullin, III/
1997 (5)                   100,000              208,750
-------------------------------------------------------------
Robert E. Patterson/
1984                       100,000              206,500
-------------------------------------------------------------
George Putnam, III/
1984 (7)                   125,000              260,500
-------------------------------------------------------------
A.J.C. Smith/
1986 (6)                        --                   --
-------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                   100,000              206,500
-------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates indicated below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, were as follows:



                     Putnam        Putnam        Putnam        Putnam        Putnam
                      Asset         Asset         Asset       Capital       Capital
                Allocation:   Allocation:   Allocation:        Appre-        Oppor-
                   Balanced  Conservative        Growth       ciation      tunities
                  Portfolio     Portfolio     Portfolio          Fund          Fund
                 (Sept. 30,    (Sept. 30,    (Sept. 30,      (May 31,    (April 30,
                      2003)         2003)         2003)         2003)         2003)
-----------------------------------------------------------------------------------
Baxter               $5,888        $1,165        $4,963        $8,909          $905
-----------------------------------------------------------------------------------
Hill                 16,268         3,219        13,712        23,602         2,398
-----------------------------------------------------------------------------------
Jackson               8,290         1,640         6,988        11,914         1,211
-----------------------------------------------------------------------------------
Joskow                6,216         1,230         5,240         9,069           921
-----------------------------------------------------------------------------------
Mullin                6,735         1,333         5,677        10,207         1,037
-----------------------------------------------------------------------------------
Stephens              2,645           523         2,229         3,993           406
-----------------------------------------------------------------------------------

                                   Putnam
                     Putnam   Convertible        Putnam        Putnam        Putnam
                    Classic       Income-     Discovery        Equity        Europe
                     Equity        Growth        Growth        Income        Equity
                       Fund         Trust          Fund          Fund          Fund
                  (Nov. 30,     (Oct. 31,     (Dec, 31,     (Nov. 30,     (June 30,
                      2003)         2003)         2003)         2003)         2003)
-----------------------------------------------------------------------------------
Baxter               $9,991        $6,665       $10,668        $7,353        $6,392
-----------------------------------------------------------------------------------
Hill                 28,685        19,137        30,722        21,111        16,933
-----------------------------------------------------------------------------------
Jackson              14,722         9,826        15,756        10,835         8,552
-----------------------------------------------------------------------------------
Joskow               10,871         7,249        11,624         8,000         6,513
-----------------------------------------------------------------------------------
Mullin               11,421         7,621        12,193         8,406         7,321
-----------------------------------------------------------------------------------
Stephens              4,484         2,993         4,798         3,300         2,870
-----------------------------------------------------------------------------------

                                                                  The
                        The                      Putnam        Putnam        Putnam
                     George        Putnam        Global      Fund for        Growth
                     Putnam        Global       Natural        Growth        Oppor-
                       Fund        Equity     Resources           and      tunities
                  of Boston          Fund          Fund        Income          Fund
                  (July 31,     (Oct. 31,     (Aug. 31,     (Oct. 31,     (July 31,
                      2003)         2003)         2003)         2003)         2003)
-----------------------------------------------------------------------------------
Baxter              $19,003       $22,888          $616       $75,982        $7,336
-----------------------------------------------------------------------------------
Hill                 52,508        65,719         1,702       218,171        20,270
-----------------------------------------------------------------------------------
Jackson              26,755        33,745           867       112,025        10,328
-----------------------------------------------------------------------------------
Joskow               20,034        24,894           650        82,644         7,734
-----------------------------------------------------------------------------------
Mullin               21,753        26,171           705        86,881         8,397
-----------------------------------------------------------------------------------
Stephens              8,528        10,277           276        34,117         3,292
-----------------------------------------------------------------------------------

                                   Putnam                      Putnam        Putnam
                                   Inter-                      Inter-        Inter-
                                 national        Putnam      national      national
                     Putnam       Capital        Inter-        Growth           New
                     Health        Oppor-      national           and        Oppor-
                   Sciences      tunities        Equity        Income      tunities
                      Trust          Fund          Fund          Fund          Fund
                  (Aug. 31,     (Aug. 31,     (June 30,     (June 30,    (Sept. 30,
                      2003)         2003)         2003)         2003)         2003)
-----------------------------------------------------------------------------------
Baxter              $15,201        $1,730       $18,253        $2,767        $8,719
-----------------------------------------------------------------------------------
Hill                 42,001         4,780        48,351         7,328        24,088
-----------------------------------------------------------------------------------
Jackson              21,393         2,435        24,419         3,701        12,275
-----------------------------------------------------------------------------------
Joskow               16,033         1,825        18,598         2,819         9,205
-----------------------------------------------------------------------------------
Mullin               17,397         1,980        20,903         3,168         9,973
-----------------------------------------------------------------------------------
Stephens              6,817           776         8,195         1,242         3,916
-----------------------------------------------------------------------------------

                                                 Putnam                      Putnam
                                   Putnam           New        Putnam         OTC &
                     Putnam       Mid Cap        Oppor-           New      Emerging
                  Investors         Value      tunities         Value        Growth
                       Fund          Fund          Fund          Fund          Fund
                  (July 31,    (April 30,     (June 30,     (Aug. 31,     (July 31,
                      2003)         2003)         2003)         2003)         2003)
-----------------------------------------------------------------------------------
Baxter              $17,124          $652       $51,669        $4,404       $16,520
-----------------------------------------------------------------------------------
Hill                 47,316         1,727       136,866        12,170        45,647
-----------------------------------------------------------------------------------
Jackson              24,109           872        69,123         6,199        23,259
-----------------------------------------------------------------------------------
Joskow               18,053           663        52,645         4,646        17,416
-----------------------------------------------------------------------------------
Mullin               19,602           747        59,171         5,041        18,910
-----------------------------------------------------------------------------------
Stephens              7,684           292        23,197         1,975         7,413
-----------------------------------------------------------------------------------

                                                                             Putnam
                                                                          Utilities
                                   Putnam        Putnam        Putnam        Growth
                     Putnam     Small Cap     Small Cap     Tax Smart           and
                   Research        Growth         Value        Equity        Income
                       Fund          Fund          Fund          Fund          Fund
                  (July 31,     (June 30,     (Feb. 29,     (Oct. 31,     (Oct. 31,
                      2003)         2003)         2004)         2003)         2003)
-----------------------------------------------------------------------------------
Baxter               $1,710          $179        $1,563          $709        $7,024
-----------------------------------------------------------------------------------
Hill                  4,725           474         4,672         2,035        20,168
-----------------------------------------------------------------------------------
Jackson               2,408           240         2,414         1,045        10,356
-----------------------------------------------------------------------------------
Joskow                1,803           182         1,733           771         7,640
-----------------------------------------------------------------------------------
Mullin                1,957           205         1,786           811         8,031
-----------------------------------------------------------------------------------
Stephens                767            80           527           318         3,154
-----------------------------------------------------------------------------------

                     Putnam        Putnam
                      Vista       Voyager
                       Fund          Fund
                  (July 31,     (July 31,
                      2003)         2003)
-----------------------------------------
Baxter              $19,769       $58,337
-----------------------------------------
Hill                 54,625       161,193
-----------------------------------------
Jackson              27,834        82,134
-----------------------------------------
Joskow               20,842        61,502
-----------------------------------------
Mullin               22,630        66,778
-----------------------------------------
Stephens              8,871        26,179
-----------------------------------------



(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the Retirement Plan for Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the funds, respectively.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

2. ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected funds approve revisions to certain fundamental investment restrictions currently observed by such funds. Generally, the purpose of these proposed changes is to increase each fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Putnam funds.

Background. The 1940 Act requires registered investment companies like the funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed revisions to certain of the fundamental investment restrictions of the funds are discussed below. By revising these fundamental investment restrictions, the Trustees believe that Putnam Management will be better able to manage the funds in a changing regulatory or investment environment. In addition, the process of monitoring the funds' compliance with investment restrictions will be simplified.

To the extent multiple proposals apply to the same fund, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING.

Affected funds:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Utilities Growth and Income Fund
Putnam Vista Fund
Putnam Voyager Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds. Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets. Generally, each of the affected fund's current restriction is more restrictive. Exhibit B lists the current fundamental investment restrictions with respect to borrowing of each of the affected funds. The proposed fundamental investment restriction is set forth below:

"The fund may not. . . [b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, each affected fund will not be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit an affected fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If an affected fund were to borrow money, its net assets would tend to increase or decrease to a greater extent with market changes than if the fund had not borrowed money.

Putnam Management believes that this enhanced flexibility could assist each affected fund in achieving its investment objective. In circumstances in which an affected fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam Management believes that it may be advantageous at times for an affected fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 2.B below), shareholders of these affected funds are being asked to approve an amendment to each affected fund's restriction on lending. The proposed revisions would, subject to the limitations discussed below, permit an affected fund to participate in an "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, certain of the affected funds may currently borrow money only from banks. Each affected fund would be able to borrow money under the interfund lending program only if the interest rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, as well as being more favorable to the lending fund than available repurchase agreement rates. Putnam Management believes that the ability to engage in such borrowing transactions will allow an affected fund to pay lower interest rates on its borrowings. An affected fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the affected fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

The Putnam funds have received an exemptive order from the SEC which permits interfund lending between Putnam funds so long as certain conditions are satisfied.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT
     TO MAKING LOANS.

Affected funds:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Utilities Growth and Income Fund
Putnam Vista Fund
Putnam Voyager Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction used by other Putnam funds, to remove any limitations on each affected fund's ability to enter into repurchase agreements and securities loans and to clarify that each affected fund is permitted (subject to the limitation discussed above) to participate in the proposed interfund lending program described in Proposal 2.A. Each affected fund currently has one of the following fundamental investment restrictions which states that such affected fund may not:

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities." (All affected funds except Putnam Classic Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International New Opportunities Fund, Putnam New Value Fund and Putnam Research Fund.)

                              OR

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to no more than 25% of its total assets (taken at current value)." (Putnam Classic Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International New Opportunities Fund, Putnam New Value Fund and Putnam Research Fund.)

The proposed amended fundamental investment restriction is set forth below:

"The fund may not. . . [m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, each affected fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam Management believes that this increased investment flexibility could assist each affected fund in achieving its investment objective.

When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower. These transactions must be fully collateralized at all times, but involve some risk to the fund if the borrower should default on its obligation. If the borrower in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the borrower's estate.

If the proposal is approved, each affected fund would be able to participate in an interfund lending program and make loans to other Putnam funds for short-term purposes. As discussed in Proposal 2.A, a fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     DIVERSIFICATION OF INVESTMENTS.

Affected funds: All funds

The Trustees recommend that each affected fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restrictions expected to be used by the other Putnam funds, depending on whether the affected fund is a "diversified" fund or a "non-diversified" fund.

Under the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other regulated investment companies). The remaining 25% of the fund's total assets is not subject to this restriction.

A "non-diversified" fund is not subject to the 1940 Act restriction discussed above, but is only subject to the rules under the Internal Revenue Code of 1986, as amended (the "Code"), which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund's total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund's assets is not subject to this 5% limitation, although with respect to that portion of its assets the fund may not invest more than 25% in any issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies.

Exhibit C lists the current fundamental investment restrictions with respect to diversification of investments of each of the affected funds. The proposed amended fundamental investment restrictions are set forth below:

"The fund may not ... [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (Putnam Health Sciences Trust only.)

                          OR

"The fund may not ... [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (For all funds except Putnam Health Sciences Trust.)

If the proposed change is approved, each affected fund will continue to be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restrictions would continue to exclude from its limitations U.S. government securities, cash and cash items, and would also exclude from its limitations securities of other investment companies. The proposed changes would not result in a "diversified" fund becoming a "non-diversified" fund, or a "non-diversified" fund becoming a "diversified" fund.

The purpose of these proposed changes is to reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions with respect to diversification of investments. The proposed revisions would also permit each affected fund to invest in shares of Putnam money market funds, Putnam short-term bond funds or other Putnam entities that operate as cash management investment vehicles in excess of the limitations discussed above, by excluding from these limitations securities of other investment companies.

The Putnam funds have received an exemptive order from the SEC which permits "cash sweep" arrangements in which a fund invests all or a portion of its available cash in a Putnam cash management investment vehicle, such as a Putnam money market fund, rather than directly in short-term instruments. If the proposed change is approved, each affected fund will be able to invest up to 25% of its total assets in a Putnam money market fund or other Putnam cash management investment vehicle, in accordance with the conditions set forth in the SEC exemptive order. Putnam Management believes that use of a Putnam money market fund or other Putnam cash management investment vehicle to invest an affected fund's uninvested cash and cash collateral from securities lending arrangements may achieve greater efficiencies, reduce fund management expenses and increase returns. Moreover, use of a Putnam money market fund or other Putnam cash management investment vehicle in these instances would permit an affected fund's management team to focus on the management of the principal investments of the fund.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.D. AMENDING FUNDAMENTAL INVESTMENT  RESTRICTIONS WITH RESPECT TO
     THE ISSUANCE OF SENIOR SECURITIES.

Affected funds:

Putnam Capital Opportunities Fund
Putnam Classic Equity Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International New Opportunities Fund
Putnam New Value Fund
Putnam Research Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund
Putnam Tax Smart Equity Fund

The Trustees recommend that each of the affected funds' fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by the other Putnam funds and to make it clear that a fund is not restricted from borrowing money consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends and technically includes all indebtedness over 5% of the fund's assets. Each affected fund currently has one of the following fundamental investment restrictions which states that such fund may not:

"Issue any class of securities which is senior to the fund's shares of beneficial interest." (All affected funds except Putnam Global Natural Resources Fund.)

                               OR

"Issue senior securities (except insofar as the fund may be deemed to be doing so by virtue of [the fund's fundamental investment restrictions with respect to diversification of investments and lending])." (Putnam Global Natural Resources Fund only.)

The proposed amended fundamental investment restriction is set forth below:

"The fund may not... [i]ssue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

The 1940 Act imposes limitations on an investment company's ability to issue senior securities. This revised investment restriction is intended to simplify and standardize the language of the funds' policies concerning senior securities, and to permit each fund to take full advantage of all investment flexibility permitted under applicable law.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.E. AMENDING A FUND'S INVESTMENT OBJECTIVE

Affected fund: Putnam Equity Income Fund

The Trustees recommend that the affected fund's shareholders approve an amendment to the affected fund's investment objective, which, as disclosed in the affected fund's prospectus, states:

The fund seeks current income. Capital growth is a secondary objective when consistent with seeking current income.

The proposed new investment objective of the affected fund is the following:

The fund seeks capital growth and current income.

Putnam Management believes that the affected fund's current investment objective, which gives priority to current income, could under certain circumstances impair the management team's ability to pursue total return. Putnam Management believes that, by restating the fund's investment objective to give greater emphasis to capital growth, the affected fund's management team will be able, consistent with the affected fund's non-fundamental policy of investing at least 80% of the fund's net assets in common stocks and other equity investments that offer potential for current income, to give more weight to stocks that Putnam Management believes have the potential to contribute to the capital growth of the affected fund. The non-fundamental policy may not be changed without providing at least 60 days' advance notice to shareholders.

If approved, the proposed investment objective is not expected to have a material effect on the investment strategy of the affected fund in the near term, although it may over time lead to increased investments in growth stocks. Growth stocks may trade at a higher multiple of current earnings than other stocks. The values of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the management team's assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the management team has placed on it.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3. APPROVING AN AMENDMENT TO DECLARATIONS OF TRUST.

Affected funds: All funds except Putnam Tax Smart Equity Fund

The Trustees of each of the trusts of which a fund is a series (the "Trusts") and of each fund that is not a series of a Trust (each a "Fund") have approved and recommend shareholder authorization of a proposal to amend each Trust's and each Fund's Agreement and Declaration of Trust (each a "Declaration of Trust") to expressly provide that the Trust or Fund may pay redemption proceeds in-kind (i.e., by delivering portfolio securities rather than cash). Each Trust's and each Fund's Declaration of Trust provides that it may be amended by the Trustees when authorized by a Trust's or Fund's shareholders.

Exhibit D lists the Article and Section of each Declaration of Trust that would be revised by the proposed amendment to each Declaration of Trust. The proposed amendments to each Declaration of Trust are set forth below:

                         Article VI

          Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption, purchase or repurchase may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment. (All affected funds except The Putnam Fund for Growth and Income and The George Putnam Fund of Boston.)

                            OR

                        Article IV

             Rights and Privileges of Beneficiaries

                          * * *

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of any certificate for the shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said shares shall be made by the Trust to the beneficiary within seven days after the date on which the request is made. The obligation set forth in this Section 4 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase shares at a price not exceeding the net asset value of such shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption, purchase or repurchase may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment. (The Putnam Fund for Growth and Income.)

                            OR

                        Article IV

             Rights and Privileges of Beneficiaries

                          * * *

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of any certificate for the shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the liquidating value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said shares shall be made by the Trust to the beneficiary within seven days after the date on which the request is made. The obligation set forth in this Section 4 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase shares at a price not exceeding the liquidating value of such shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption, purchase or repurchase may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment. (The George Putnam Fund of Boston.)

Putnam Management recommends the proposed change to modernize and standardize this provision of each Trust's or Fund's Declaration of Trust. The Declarations of Trust are currently silent on the matter of the permitted form of redemption payments and could be construed as permitting only a cash payment. Although the Trusts and Funds have no current intention to redeem their shares other than for cash, Putnam Management believes that the explicit authority to pay a redemption wholly or partially in kind may benefit a Fund's or Trust's remaining shareholders in circumstances where a fund is facing significant redemptions. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the portfolio securities into cash. If the proposal is approved by a Trust's or Fund's shareholders, such Trust or Fund intends to file an election with the SEC under Rule 18f-1 under the 1940 Act, which will commit the Trust or Fund to pay in cash any requests for redemption by a single shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's or Fund's net asset value at the beginning of the 90-day period.

Required Vote. For each Trust, all shares will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of the Trust entitled to vote.

For each Fund that operates as the sole series of Trust, approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of such Fund outstanding.

Further information about voting and the meeting

Quorum and methods of tabulation. The shareholders of each fund vote separately with respect to each proposal other than the election of Trustees (Proposal 1) and approving the amendment to a Trust's Declaration of Trust (Proposal 3), in which case shareholders of each series of a Trust vote together as a single class. In the case of each fund, 30% of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a vote "against" the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have PFPC Inc., a proxy solicitation firm, call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the internet site. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Putnam funds have retained at their own expense PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $1.3 million plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. All shareholder proposals must also comply with other requirements of the SEC's rules and the fund's Declaration of Trust.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.


Fund Information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments Limited, the sub-manager for Putnam Europe Equity Fund and Putnam International Equity Fund, is a subsidiary of The Putnam Advisory Company, LLC, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian and Putnam Retail Management Limited Partnership, the fund's principal underwriter, are also subsidiaries of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of Putnam Investments Limited is Cassini House, 57-59 St. James's Street, London SW1A 1LD, United Kingdom. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit E to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund as of June 30, 2004.

Limitation of Trustee liability. The Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent registered public accounting firm. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG, 99 High Street, Boston, Massachusetts 02110, as the independent registered public accounting firm for each fund's current fiscal year. These firms are among the country's preeminent independent registered public accounting firms. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to a fund by PricewaterhouseCoopers LLP:



                     Putnam Asset Allocation:     Putnam Asset Allocation:     Putnam Asset Allocation:
                           Balanced Portfolio       Conservative Portfolio             Growth Portfolio
-------------------------------------------------------------------------------------------------------
Audit               Sept. 30, 2003 -- $95,156    Sept. 30, 2003 -- $78,060    Sept. 30, 2003 -- $94,290
Fees                Sept. 30, 2002 -- $77,227    Sept. 30, 2002 -- $75,741    Sept. 30, 2002 -- $79,144
-------------------------------------------------------------------------------------------------------
Audit-Related            Sept. 30, 2003 -- $0         Sept. 30, 2003 -- $0         Sept. 30, 2003 -- $0
Fees                     Sept. 30, 2002 -- $0         Sept. 30, 2002 -- $0         Sept. 30, 2002 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees            Sept. 30, 2003 -- $11,878    Sept. 30, 2003 -- $11,606    Sept. 30, 2003 -- $17,555
                     Sept. 30, 2002 -- $9,680     Sept. 30, 2002 -- $9,625    Sept. 30, 2002 -- $20,680
-------------------------------------------------------------------------------------------------------
All Other                Sept. 30, 2003 -- $0         Sept. 30, 2003 -- $0         Sept. 30, 2003 -- $0
Fees                   Sept. 30, 2002 -- $336        Sept. 30, 2002 -- $91       Sept. 30, 2002 -- $413
-------------------------------------------------------------------------------------------------------

                               Putnam Capital               Putnam Capital             Putnam Discovery
                            Appreciation Fund           Opportunities Fund                  Growth Fund
-------------------------------------------------------------------------------------------------------
Audit                 May 31, 2004 -- $47,050    April 30, 2004 -- $49,479     Dec. 31, 2003 -- $63,857
Fees                  May 31, 2003 -- $54,238    April 30, 2003 -- $41,353     Dec. 31, 2002 -- $61,643
-------------------------------------------------------------------------------------------------------
Audit-Related              May 31, 2004 -- $0         April 30, 2004 -- $0          Dec. 31, 2003 -- $0
Fees                       May 31, 2003 -- $0         April 30, 2003 -- $0     Dec. 31, 2002 -- $45,700
-------------------------------------------------------------------------------------------------------
Tax Fees               May 31, 2004 -- $3,174     April 30, 2004 -- $3,166      Dec. 31, 2003 -- $3,447
                       May 31, 2003 -- $3,231     April 30, 2003 -- $3,072      Dec. 31, 2002 -- $4,124
-------------------------------------------------------------------------------------------------------
All Other                May 31, 2004 -- $158       April 30, 2004 -- $219          Dec. 31, 2003 -- $0
Fees                       May 31, 2003 -- $0         April 30, 2003 -- $0      Dec. 31, 2002 -- $1,841
-------------------------------------------------------------------------------------------------------

                                Putnam Europe            The George Putnam          The Putnam Fund for
                                  Equity Fund               Fund of Boston            Growth and Income
-------------------------------------------------------------------------------------------------------
Audit                June 30, 2004 -- $57,486     July 31, 2003 -- $93,273    Oct. 31, 2003 -- $136,327
Fees                 June 30, 2003 -- $61,214     July 31, 2002 -- $78,456    Oct. 31, 2002 -- $122,644
-------------------------------------------------------------------------------------------------------
Audit-Related             June 30, 2004 -- $0     July 31, 2003 -- $47,876          Oct. 31, 2003 -- $0
Fees                      June 30, 2003 -- $0          July 31, 2002 -- $0          Oct. 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              June 30, 2004 -- $4,213      July 31, 2003 -- $6,908      Oct. 31, 2003 -- $5,108
                      June 30, 2003 -- $5,310      July 31, 2002 -- $5,473     Oct. 31, 2002 -- $22,204
-------------------------------------------------------------------------------------------------------
All Other               June 30, 2004 -- $118          July 31, 2003 -- $0          Oct. 31, 2003 -- $0
Fees                      June 30, 2003 -- $0      July 31, 2002 -- $1,112      Oct. 31, 2002 -- $9,129
-------------------------------------------------------------------------------------------------------

                                                                    Putnam
                                Putnam Health        International Capital         Putnam International
                               Sciences Trust           Opportunities Fund                  Equity Fund
-------------------------------------------------------------------------------------------------------
Audit                Aug. 31, 2003 -- $70,076     Aug. 31, 2003 -- $66,461    June 30, 2004 -- $111,614
Fees                 Aug. 31, 2002 -- $63,127     Aug. 31, 2002 -- $56,354      June30, 2003 -- $85,176
-------------------------------------------------------------------------------------------------------
Audit-Related             Aug. 31, 2003 -- $0          Aug. 31, 2003 -- $0          June 30, 2004 -- $0
Fees                      Aug. 31, 2002 -- $0          Aug. 31, 2002 -- $0           June30, 2003 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              Aug. 31, 2003 -- $4,631      Aug. 31, 2003 -- $6,200    June 30, 2004  -- $19,483
                      Aug. 31, 2002 -- $3,783      Aug. 31, 2002 -- $5,796      June30, 2003 -- $28,967
-------------------------------------------------------------------------------------------------------
All Other                 Aug. 31, 2003 -- $0          Aug. 31, 2003 -- $0      June 30, 2004 -- $1,530
Fees                  Aug. 31, 2002 -- $2,790      Aug. 31, 2002 -- $1,043           June30, 2003 -- $0
-------------------------------------------------------------------------------------------------------

                                       Putnam                       Putnam
                         International Growth            International New                   Putnam New
                              and Income Fund           Opportunities Fund           Opportunities Fund
-------------------------------------------------------------------------------------------------------
Audit                June 30, 2004 -- $53,069    Sept. 30, 2003 -- $55,285     June 30, 2004 -- $96,366
Fees                 June 30, 2003 -- $45,457    Sept. 30, 2002 -- $61,806     June 30, 2003 -- $98,833
-------------------------------------------------------------------------------------------------------
Audit-Related             June 30, 2004 -- $0         Sept. 30, 2003 -- $0          June 30, 2004 -- $0
Fees                      June 30, 2003 -- $0         Sept. 30, 2002 -- $0          June 30, 2003 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              June 30, 2004 -- $5,075     Sept. 30, 2003 -- $7,197      June 30, 2004 -- $3,868
                      June 30, 2003 -- $3,903    Sept. 30, 2002 -- $11,391      June 30, 2003 -- $6,831
-------------------------------------------------------------------------------------------------------
All Other               June 30, 2004 -- $120         Sept. 30, 2003 -- $0      June 30, 2004 -- $1,637
Fees                      June 30, 2003 -- $0     Sept. 30, 2002 -- $1,236          June 30, 2003 -- $0
-------------------------------------------------------------------------------------------------------

                                   Putnam New                 Putnam OTC &             Putnam Small Cap
                                   Value Fund         Emerging Growth Fund                  Growth Fund
-------------------------------------------------------------------------------------------------------
Audit                Aug. 31, 2003 -- $40,890     July 31, 2003 -- $66,963     June 30, 2004 -- $35,742
Fees                 Aug. 31, 2002 -- $46,082     July 31, 2002 -- $66,435     June 30, 2003 -- $31,825
-------------------------------------------------------------------------------------------------------
Audit-Related             Aug. 31, 2003 -- $0          July 31, 2003 -- $0          June 30, 2004 -- $0
Fees                      Aug. 31, 2002 -- $0          July 31, 2002 -- $0          June 30, 2003 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              Aug. 31, 2003 -- $3,537      July 31, 2003 -- $4,278      June 30, 2004 -- $3,014
                      Aug. 31, 2002 -- $2,992      July 31, 2002 -- $3,735      June 30, 2003 -- $2,774
-------------------------------------------------------------------------------------------------------
All Other                 Aug. 31, 2003 -- $0          July 31, 2003 -- $0         June 30, 2004 -- $47
Fees                    Aug. 31, 2002 -- $678      July 31, 2002 -- $2,651          June 30, 2003 -- $0
-------------------------------------------------------------------------------------------------------

                             Putnam Tax Smart      Putnam Utilities Growth                       Putnam
                                  Equity Fund              and Income Fund                 Voyager Fund
-------------------------------------------------------------------------------------------------------
Audit                Oct. 31, 2003 -- $38,856     Oct. 31, 2003 -- $50,790    July 31, 2003 -- $113,682
Fees                 Oct. 31, 2002 -- $34,499     Oct. 31, 2002 -- $43,592    July 31, 2002 -- $129,287
-------------------------------------------------------------------------------------------------------
Audit-Related             Oct. 31, 2003 -- $0          Oct. 31, 2003 -- $0          July 31, 2003 -- $0
Fees                      Oct. 31, 2002 -- $0          Oct. 31, 2002 -- $0          July 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              Oct. 31, 2003 -- $3,060      Oct. 31, 2003 -- $4,148      July 31, 2003 -- $8,871
                      Oct. 31, 2002 -- $2,826      Oct. 31, 2002 -- $3,878      July 31, 2002 -- $8,104
-------------------------------------------------------------------------------------------------------
All Other Fees            Oct. 31, 2003 -- $0          Oct. 31, 2003 -- $0          July 31, 2003 -- $0
                        Oct. 31, 2002 -- $138        Oct. 31, 2002 -- $432      July 31, 2002 -- $9,949
-------------------------------------------------------------------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to a fund by KPMG LLP:

                               Putnam Classic           Putnam Convertible                Putnam Equity
                                  Equity Fund         Income--Growth Trust                  Income Fund
-------------------------------------------------------------------------------------------------------
Audit                Nov. 30, 2003 -- $27,900     Oct. 31, 2003 -- $25,050     Nov. 30, 2003 -- $26,450
Fees                 Nov. 30, 2002 -- $26,350     Oct. 31, 2002 -- $23,700     Nov. 30, 2002 -- $24,800
-------------------------------------------------------------------------------------------------------
Audit-Related             Nov. 30, 2003 -- $0          Oct. 31, 2003 -- $0          Nov. 30, 2003 -- $0
Fees                      Nov. 30, 2002 -- $0          Oct. 31, 2002 -- $0          Nov. 30, 2002 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              Nov. 30, 2003 -- $2,800      Oct. 31, 2003 -- $2,450      Nov. 30, 2003 -- $2,450
                      Nov. 30, 2002 -- $2,650      Oct. 31, 2002 -- $2,300      Nov. 30, 2002 -- $2,300
-------------------------------------------------------------------------------------------------------
All Other                 Nov. 30, 2003 -- $0          Oct. 31, 2003 -- $0          Nov. 30, 2003 -- $0
Fees                  Nov. 30, 2002 -- $1,731      Oct. 31, 2002 -- $1,731      Nov. 30, 2002 -- $1,731
-------------------------------------------------------------------------------------------------------

                                Putnam Global        Putnam Global Natural                Putnam Growth
                                  Equity Fund               Resources Fund           Opportunities Fund
-------------------------------------------------------------------------------------------------------
Audit                Oct. 31, 2003 -- $33,600     Aug. 31, 2003 -- $25,550     July 31, 2003 -- $22,450
Fees                 Oct. 31, 2002 -- $31,450     Aug. 31, 2002 -- $24,200     July 31, 2002 -- $21,000
-------------------------------------------------------------------------------------------------------
Audit-Related             Oct. 31, 2003 -- $0          Aug. 31, 2003 -- $0          July 31, 2003 -- $0
Fees                      Oct. 31, 2002 -- $0          Aug. 31, 2002 -- $0          July 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              Oct. 31, 2003 -- $2,800      Aug. 31, 2003 -- $2,450      July 31, 2003 -- $2,450
                      Oct. 31, 2002 -- $2,650      Aug. 31, 2002 -- $2,300      July 31, 2002 -- $2,300
-------------------------------------------------------------------------------------------------------
All Other                 Oct. 31, 2003 -- $0          Aug. 31, 2003 -- $0      July 31, 2003 -- $1,731
Fees                  Oct. 31, 2002 -- $1,731      Aug. 31, 2002 -- $1,731          July 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------

                                       Putnam               Putnam Mid Cap                       Putnam
                               Investors Fund                   Value Fund                Research Fund
-------------------------------------------------------------------------------------------------------
Audit                July 31, 2003 -- $29,250    April 30, 2004 -- $21,108     July 31, 2003 -- $21,350
Fees                 July 31, 2002 -- $27,400    April 30, 2003 -- $19,500     July 31, 2002 -- $20,000
-------------------------------------------------------------------------------------------------------
Audit-Related             July 31, 2003 -- $0         April 30, 2004 -- $0          July 31, 2003 -- $0
Fees                      July 31, 2002 -- $0         April 30, 2003 -- $0          July 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              July 31, 2003 -- $2,450     April 30, 2004 -- $2,450      July 31, 2003 -- $2,450
                      July 31, 2002 -- $2,300     April 30, 2003 -- $2,300      July 31, 2002 -- $2,300
-------------------------------------------------------------------------------------------------------
All Other             July 31, 2003 -- $1,731       April 30, 2004 -- $122      July 31, 2003 -- $1,731
Fees                      July 31, 2002 -- $0     April 30, 2003 -- $1,731          July 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------

                             Putnam Small Cap
                                   Value Fund            Putnam Vista Fund
-------------------------------------------------------------------------------------------------------
Audit                Feb. 29, 2004 -- $26,250     July 31, 2003 -- $27,050
Fees                 Feb. 28, 2003 -- $24,800     July 31, 2002 -- $25,300
-------------------------------------------------------------------------------------------------------
Audit-Related             Feb. 29, 2004 -- $0          July 31, 2003 -- $0
Fees                      Feb. 28, 2003 -- $0          July 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------
Tax Fees              Feb. 29, 2004 -- $2,450      July 31, 2003 -- $2,450
                      Feb. 28, 2003 -- $2,300      July 31, 2002 -- $2,300
-------------------------------------------------------------------------------------------------------
All Other                 Feb. 29, 2004 -- $0      July 31, 2003 -- $1,731
Fees                  Feb. 28, 2003 -- $1,730          July 31, 2002 -- $0
-------------------------------------------------------------------------------------------------------



Audit Fees represents fees billed for a fund's last two fiscal years.

Audit-Related Fees represents fees billed in a fund's last two fiscal years for services traditionally performed by the fund's independent registered public accounting firm, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to calculation of a fund's investment performance, fund expense processing and interfund trading.

The following tables present the amounts the independent auditors billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:


PricewaterhouseCoopers LLP:


                   Putnam Asset Allocation:         Putnam Asset Allocation:      Putnam Asset Allocation:
                         Balanced Portfolio           Conservative Portfolio              Growth Portfolio
----------------------------------------------------------------------------------------------------------
Non-              Sept. 30, 2003 -- $85,473        Sept. 30, 2003 -- $85,201     Sept. 30, 2003 -- $91,150
Audit Fees        Sept. 30, 2002 -- $10,016         Sept. 30, 2002 -- $9,715     Sept. 30, 2002 -- $21,093
----------------------------------------------------------------------------------------------------------

                             Putnam Capital                   Putnam Capital              Putnam Discovery
                          Appreciation Fund               Opportunities Fund                   Growth Fund
----------------------------------------------------------------------------------------------------------
Non-               May 31, 2004 -- $133,821       April 30, 2004 -- $144,215     Dec. 31, 2003 -- $144,277
Audit Fees          May 31, 2003 -- $57,748         April 30, 2003 -- $3,072      Dec. 31, 2002 -- $51,665
----------------------------------------------------------------------------------------------------------

                              Putnam Europe                The George Putnam           The Putnam Fund for
                                Equity Fund                   Fund of Boston             Growth and Income
----------------------------------------------------------------------------------------------------------
Non-              June 30, 2004 -- $137,958        July 31, 2003 -- $128,379     Oct. 31, 2003 -- $107,185
Audit Fees         June 30, 2003 -- $59,828         July 31, 2002 -- $21,515      Oct. 31, 2002 -- $31,333
----------------------------------------------------------------------------------------------------------

                                                                      Putnam
                              Putnam Health            International Capital          Putnam International
                             Sciences Trust               Opportunities Fund                   Equity Fund
----------------------------------------------------------------------------------------------------------
Non-               Aug. 31, 2003 -- $78,226         Aug. 31, 2003 -- $79,795     June 30, 2004 -- $154,641
Audit Fees         Aug. 31, 2002 -- $21,503         Aug. 31, 2002 -- $21,769       June30, 2003 -- $83,485
----------------------------------------------------------------------------------------------------------

                                     Putnam                           Putnam
                       International Growth                International New                    Putnam New
                            and Income Fund               Opportunities Fund            Opportunities Fund
----------------------------------------------------------------------------------------------------------
Non-              June 30, 2004 -- $138,823        Sept. 30, 2003 -- $80,792     June 30, 2004 -- $139,133
Audit Fees         June 30, 2003 -- $58,421        Sept. 30, 2002 -- $12,627      June 30, 2003 -- $61,349
----------------------------------------------------------------------------------------------------------

                                 Putnam New                     Putnam OTC &              Putnam Small Cap
                                 Value Fund             Emerging Growth Fund                   Growth Fund
----------------------------------------------------------------------------------------------------------
Non-               Aug. 31, 2003 -- $77,132         July 31, 2003 -- $77,873     June 30, 2004 -- $136,689
Audit Fees         Aug. 31, 2002 -- $18,599         July 31, 2002 -- $21,316      June 30, 2003 -- $57,292
----------------------------------------------------------------------------------------------------------

                           Putnam Tax Smart          Putnam Utilities Growth                        Putnam
                                Equity Fund                  and Income Fund                  Voyager Fund
----------------------------------------------------------------------------------------------------------
Non-              Oct. 31, 2003 -- $105,137        Oct. 31, 2003 -- $106,225      July 31, 2003 -- $82,466
Audit Fees          Oct. 31, 2002 -- $2,964          Oct. 31, 2002 -- $4,311      July 31, 2002 -- $32,983
----------------------------------------------------------------------------------------------------------

KPMG LLP:

                             Putnam Classic               Putnam Convertible                 Putnam Equity
                                Equity Fund              Income-Growth Trust                   Income Fund
----------------------------------------------------------------------------------------------------------
Non-                Nov. 30, 2003 -- $2,800          Oct. 31, 2003 -- $2,450       Nov. 30, 2003 -- $2,450
Audit Fees          Nov. 30, 2002 -- $4,381          Oct. 31, 2002 -- $4,031       Nov. 30, 2002 -- $4,031
----------------------------------------------------------------------------------------------------------

                              Putnam Global            Putnam Global Natural                 Putnam Growth
                                Equity Fund                   Resources Fund            Opportunities Fund
----------------------------------------------------------------------------------------------------------
Non-                Oct. 31, 2003 -- $2,800          Aug. 31, 2003 -- $2,450       July 31, 2003 -- $4,181
Audit Fees          Oct. 31, 2002 -- $4,381          Aug. 31, 2002 -- $4,031       July 31, 2002 -- $2,300
----------------------------------------------------------------------------------------------------------

                                     Putnam                   Putnam Mid Cap                        Putnam
                             Investors Fund                       Value Fund                 Research Fund
----------------------------------------------------------------------------------------------------------
Non-                July 31, 2003 -- $4,181         April 30, 2004 -- $2,572       July 31, 2003 -- $4,181
Audit Fees          July 31, 2002 -- $2,300         April 30, 2003 -- $4,031       July 31, 2002 -- $2,300
----------------------------------------------------------------------------------------------------------
                           Putnam Small Cap
                                 Value Fund                Putnam Vista Fund
----------------------------------------------------------------------------------------------------------
Non-                Feb. 29, 2004 -- $2,450          July 31, 2003 -- $4,181
Audit Fees          Feb. 28, 2003 -- $4,030          July 31, 2002 -- $2,300
----------------------------------------------------------------------------------------------------------



Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, such fund's principal auditors did not bill for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

Officers and other information. All of the officers of your fund, with the exception of Mr. Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management, Putnam Retail Management or their affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Haldeman, Putnam, III and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:



                           Year first
Name (birthdate)              elected   Business experience
Office with the fund        to office   during past five years
-----------------------------------------------------------------------
Charles E. Porter (7/26/38)      1989   Managing Director,
Executive Vice President,               Putnam Investments
Associate Treasurer and                 and Putnam Management
Principal Executive Officer
-----------------------------------------------------------------------
Jonathan S. Horwitz (6/4/55)*    2004   Managing Director,
Senior Vice President and               Putnam Investments
Treasurer
-----------------------------------------------------------------------
Steven D. Krichmar (6/27/58)     2002   Senior Managing Director,
Vice President and Principal            Putnam Investments.
Financial Officer                       Prior to 2001, Mr. Krichmar was
                                        a Partner at
                                        PricewaterhouseCoopers, LLP
-----------------------------------------------------------------------
Michael T. Healy (1/24/58)       2000   Managing Director,
Assistant Treasurer and Principal       Putnam Investments
Accounting Officer
-----------------------------------------------------------------------
Beth S. Mazor (4/6/58)           2002   Senior Vice President,
Vice President                          Putnam Investments
-----------------------------------------------------------------------
Daniel T. Gallagher (2/27/62)*   2004   Vice President, Putnam
Vice President and Legal and            Investments. Prior to
Compliance Liaison Officer              2004, Mr. Gallagher was an
                                        Associate for Ropes &
                                        Gray LLP; Prior to 2000,
                                        he was a Law Clerk for
                                        the Massachusetts Supreme
                                        Judicial Court
-----------------------------------------------------------------------
Mark C. Trenchard (6/5/62)       2002   Senior Vice President,
Vice President and                      Putnam Investments
BSA Compliance Officer
-----------------------------------------------------------------------
Francis J. McNamara (8/19/55)    2004   Senior Managing Director,
Vice President and Chief                Putnam Investments,
Legal Officer                           Putnam Retail Management.
                                        Prior to 2004, Mr. McNamara
                                        was General Counsel of State
                                        Street Research & Management
-----------------------------------------------------------------------
James P. Pappas (2/24/53)        2004   Managing Director,
Vice President                          Putnam Investments and
                                        Putnam Management. During
                                        2002, Mr. Pappas was Chief
                                        Operating Officer of
                                        Atalanta/ Sosnoff Management
                                        Corporation; prior to
                                        2001 he was President and
                                        Chief Executive Officer of
                                        UAM Investment Services, Inc.
-----------------------------------------------------------------------
Richard S. Robie, III (3/30/60)  2004   Senior Managing Director,
                                        Vice President
                                        Putnam Investments, Putnam
                                        Management and Putnam
                                        Retail Management.
                                        Prior to 2003, Mr. Robie
                                        was Senior Vice President of
                                        United Asset Management
                                        Corporation
-----------------------------------------------------------------------
Judith Cohen (6/7/45)*           1993   Clerk and Assistant
Clerk and Assistant Treasurer           Treasurer, The Putnam Funds
-----------------------------------------------------------------------


* Officers of each fund who are members of the Trustees' independent administrative staff. Compensation for these officers is fixed by the Trustees and reimbursed by Putnam management.



Shares outstanding of your fund as of June 30, 2004

                             Putnam            Putnam            Putnam            Putnam            Putnam
                  Asset Allocation: Asset Allocation: Asset Allocation:           Capital           Capital            Putnam
                           Balanced      Conservative            Growth      Appreciation     Opportunities    Classic Equity
Class                     Portfolio         Portfolio         Portfolio              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares       95,993,368.025    64,531,714.577    57,106,072.569    24,597,253.902    37,404,722.225    57,485,313.808
-----------------------------------------------------------------------------------------------------------------------------
Class B shares       32,692,022.749    13,785,302.272    25,612,961.941    21,827,491.535    26,629,820.220    24,605,172.343
-----------------------------------------------------------------------------------------------------------------------------
Class C shares        8,295,858.873     4,086,225.588     7,412,177.122       228,270.512     3,493,575.758     1,533,258.210
-----------------------------------------------------------------------------------------------------------------------------
Class M shares        3,244,448.140     1,486,096.208     2,912,629.804     1,192,629.687     1,837,731.837     3,401,130.189
-----------------------------------------------------------------------------------------------------------------------------
Class R shares              466.105         8,545.487           590.608           508.861         5,314.503           450.751
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares       47,729,788.526     9,693,798.394    41,458,786.998                --    32,073,753.026       515,212.678
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam            Putnam            Putnam            Putnam        The George            Putnam
                        Convertible         Discovery            Equity            Europe            Putnam            Global
                      Income-Growth            Growth            Income            Equity           Fund of            Equity
Class                         Trust              Fund              Fund              Fund            Boston              Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares       36,168,736.914    43,767,457.352   117,200,286.049    17,382,387.707   197,325,638.829   263,154,841.917
-----------------------------------------------------------------------------------------------------------------------------
Class B shares        6,693,004.380    34,817,128.206    48,947,130.445    13,198,993.976    66,804,263.959    71,713,792.240
-----------------------------------------------------------------------------------------------------------------------------
Class C shares          636,493.905     3,747,374.476     4,749,175.700       306,604.557     4,525,210.900     4,919,927.946
-----------------------------------------------------------------------------------------------------------------------------
Class M shares          451,781.356     2,350,205.665     8,215,957.428     1,368,089.142    13,173,350.732     4,972,254.759
-----------------------------------------------------------------------------------------------------------------------------
Class R shares               64.820            61.275        57,974.398            59.946         7,780.970         2,486.327
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares        1,791,803.057       936,763.815    24,991,240.884                --    50,226,658.936     4,013,662.360
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam                                                                  Putnam
                             Global            Putnam            Putnam            Putnam     International            Putnam
                            Natural          Fund For            Growth            Health           Capital     International
                          Resources            Growth     Opportunities          Sciences     Opportunities            Equity
Class                          Fund        and Income              Fund             Trust              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares        7,741,778.506   709,835,850.421    53,147,445.648    31,087,893.953    29,503,648.804   176,351,471.058
-----------------------------------------------------------------------------------------------------------------------------
Class B shares        3,862,070.605   199,419,389.849    50,858,664.830    20,263,891.527    20,741,266.860    78,604,775.824
-----------------------------------------------------------------------------------------------------------------------------
Class C shares          610,104.257     6,431,550.562     4,509,250.055       889,452.897     3,325,369.874    15,337,243.237
-----------------------------------------------------------------------------------------------------------------------------
Class M shares          139,685.742     8,668,908.019     1,801,173.067       682,895.580       816,860.986     5,346,348.201
-----------------------------------------------------------------------------------------------------------------------------
Class R shares            3,195.013         2,305.026           361.279           257.096           159.591        26,911.696
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares                   --    92,895,549.813     3,211,375.483       528,356.587     2,832,404.174    61,018,147.352
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam            Putnam
                      International     International                              Putnam            Putnam            Putnam
                         Growth and               New            Putnam           Mid Cap               New               New
                             Income     Opportunities         Investors             Value     Opportunities             Value
Class                          Fund              Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares       30,189,580.993    42,645,160.589   205,816,115.494    30,789,135.920   130,267,700.827    44,072,066.973
-----------------------------------------------------------------------------------------------------------------------------
Class B shares       24,553,062.650    27,272,910.128   128,148,765.940    21,460,996.554    47,380,100.195    30,538,321.228
-----------------------------------------------------------------------------------------------------------------------------
Class C shares        2,157,516.192     1,502,554.982     5,241,541.797     2,396,826.630     1,467,129.936     2,196,029.937
-----------------------------------------------------------------------------------------------------------------------------
Class M shares        1,399,524.355     2,145,866.763     5,463,887.822       992,574.841     3,642,665.149     2,001,845.262
-----------------------------------------------------------------------------------------------------------------------------
Class R shares              108.851           198.937           685.993         7,324.016           648.190           136.825
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares        1,277,431.459                --    69,175,202.490     2,008,251.032    21,213,401.877     5,875,676.779
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam                                                                                    Putnam
                              OTC &                              Putnam            Putnam            Putnam         Utilities
                           Emerging            Putnam         Small Cap         Small Cap         Tax Smart        Growth and
                             Growth          Research            Growth             Value            Equity            Income
Class                          Fund              Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A shares      144,642,565.894    66,937,434.403     7,976,379.495    25,362,906.825    13,126,403.339    47,801,229.035
-----------------------------------------------------------------------------------------------------------------------------
Class B shares       50,099,344.493    35,341,974.864     3,430,526.340    16,718,660.365    14,672,364.689    10,625,354.068
-----------------------------------------------------------------------------------------------------------------------------
Class C shares        2,920,161.128     4,125,042.021       628,997.424     2,624,573.643     4,025,908.899       457,682.168
-----------------------------------------------------------------------------------------------------------------------------
Class M shares       33,457,701.484     1,917,159.718       267,716.570       594,610.246       444,671.848       378,402.748
-----------------------------------------------------------------------------------------------------------------------------
Class R shares            1,093.841        24,063.860           971.658                                               123.526
-----------------------------------------------------------------------------------------------------------------------------
Class Y shares       13,841,701.434     8,982,784.787       715,641.977     6,041,298.746
-----------------------------------------------------------------------------------------------------------------------------

                             Putnam            Putnam
                              Vista           Voyager
Class                          Fund              Fund
-----------------------------------------------------
Class A shares      225,218,033.614   588,008,712.618
-----------------------------------------------------
Class B shares       98,159,298.250   178,986,950.561
-----------------------------------------------------
Class C shares        4,834,037.852     8,175,207.453
-----------------------------------------------------
Class M shares        6,014,271.797     9,052,652.807
-----------------------------------------------------
Class R shares            1,772.410        15,294.502
-----------------------------------------------------
Class Y shares       35,221,753.447   178,655,940.842
-----------------------------------------------------



As of June 30, 2004, to the knowledge of the fund, only the following persons owned of record or beneficially 5% or more of any class of shares of any fund:



          Putnam                       Putnam                      Putnam
          Asset Allocation:            Asset Allocation:           Asset Allocation:
CLASS     Balanced Portfolio           Conservative Portfolio      Growth Portfolio
--------------------------------------------------------------------------------------
A                                      Building Service Local
                                       32B-J Supplemental
                                       Retirement Savings
                                       Plan**
                                       (43.81%)
--------------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------------
C                                      Edward D. Jones & Co.
                                       201 Progress Pkwy
                                       Maryland Heights, MO
                                       63043-3003
                                       (9.00%)
--------------------------------------------------------------------------------------
M         Edward D. Jones & Co.        Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO
          63043-3003                   63043-3003
          (7.70%)                      (5.40%)

          National City Bank           National City Bank
          PO Box 94984                 PO Box 94984
          Cleveland, OH                Cleveland, OH
          44101-4984                   44101-4984
          (5.10%)                      (29.70%)
--------------------------------------------------------------------------------------
R         Putnam Investments           MCB Trust Services          Putnam Investments
          LLC*                         Cust. FBO                   LLC*
          (26.00%)                     700 17th St. STE 300        (21.30%)
                                       Denver, CO
                                       80202-3531
                                       (81.70%)

          MCB Trust Services           MCB Trust Services          MCB Trust Services
          700 17th St. STE 300         700 17th St. STE 300        700 17th St. STE 300
          Denver, CO                   Denver, CO                  Denver, CO
          80202-3531                   80202-3531                  80202-3531
          (69.60%)                     (15.30%)                    (70.10%)

                                                                   MCB Trust Services
                                                                   Cust. FBO
                                                                   700 17th St. STE 300
                                                                   Denver, CO
                                                                   80202-3531
                                                                   (8.30%)
--------------------------------------------------------------------------------------

          Putnam                       Putnam                      Putnam
          Asset Allocation:            Asset Allocation:           Asset Allocation:
CLASS     Balanced Portfolio           Conservative Portfolio      Growth Portfolio
--------------------------------------------------------------------------------------
Y         Illinois Toolworks Inc.      Illinois Toolworks Inc.     Illinois Toolworks Inc.
          Savings and                  Savings and                 Savings and
          Investment Plan**            Investment Plan**           Investment Plan**
          (35.97%)                     (32.04%)                    (31.82%)

          Karsten Manufacturing        IBEW Local 3**              IBEW Local 3**
          Corporation and              (13.47%)                    (8.33%)
          Subsidiaries 401(k) Plan**
          (11.46%)

          Coca-Cola Enterprises        Kinder Morgan               The Bank One
          Matched Employee             Savings Plan**              Corporation**
          Savings and                  (6.69%)                     (30.43%)
          Investment Plan**
          (9.71%)

          IBEW Local 3**               Valmont Employee
          (6.98%)                      Retirement Savings
                                       Plan**
                                       (5.55%)

                                       Rio Tinto
                                       American Inc.**
                                       (5.07%)
--------------------------------------------------------------------------------------

          Putnam Capital               Putnam Capital              Putnam Classic
CLASS     Appreciation Fund            Opportunities Fund          Equity Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (11.70%)                     (7.20%)                     (26.90%)
--------------------------------------------------------------------------------------
B                                                                  Edward D. Jones & Co.
                                                                   201 Progress Pkwy
                                                                   Maryland Heights, MO
                                                                   63043-3003
                                                                   (10.60%)
--------------------------------------------------------------------------------------
C                                      Merrill, Lynch, Pierce,     Edward D. Jones & Co.
                                       Fenner & Smith Inc.         201 Progress Pkwy
                                       4800 Deer Lake Dr. E        Maryland Heights, MO
                                       Jacksonville, FL 32246      63043-3003
                                       (6.10%)                     (6.60%)

                                                                   Merrill, Lynch, Pierce,
                                                                   Fenner & Smith Inc.
                                                                   4800 Deer Lake Dr. E
                                                                   Jacksonville, FL 32246
                                                                   (5.20%)
--------------------------------------------------------------------------------------
M         Edward D. Jones & Co.        Saxon & Co.                 Edward D. Jones & Co.
          201 Progress Pkwy            P.O. Box 7780               201 Progress Pkwy
          Maryland Heights, MO         Philadelphia, PA            Maryland Heights, MO
          63043-3003                   19182-0001                  63043-3003
          (6.20%)                      (11.50%)                    (20.60%)
--------------------------------------------------------------------------------------
R         Putnam Investments           A.G. Edwards &              Putnam Investments
          LLC*                         Sons Inc.                   LLC*
          (12.40%)                     1 N. Jefferson Ave.         (19.90%)
                                       St. Louis, MO
                                       63103-2205
                                       (68.00%)

          MCB Trust Services           MCB Trust Services          National Quality
          Cust. FBO                    Cust. FBO                   Review Inc.
          700 17th St. STE 300         700 17th St. STE 300        7 Steven Drive
          Denver, CO                   Denver, CO                  South Hadley, MA
          80202-3531                   80202-3531                  01075-1317
          (87.50%)                     (24.20%)                    (78.20%)
--------------------------------------------------------------------------------------
Y                                      Ohio Tuition Trust          Putnam Investments
                                       Authority/ College          Profit Sharing Plan**
                                       Advantage Program***        (67.06%)
                                       (23.60%)

                                       Textron Savings Plan**      Putnam Investments**
                                       (7.68%)                     (18.23%)
--------------------------------------------------------------------------------------

          Putnam Convertible           Putnam Discovery            Putnam Equity
CLASS     Income-Growth Trust          Growth Fund                 Income Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (13.10%)                     (13.80%)                    (20.20%)
--------------------------------------------------------------------------------------
B         Edward D. Jones & Co.                                    Edward D. Jones & Co.
          201 Progress Pkwy                                        201 Progress Pkwy
          Maryland Heights, MO                                     Maryland Heights, MO
          63043-3003                                               63043-3003
          (5.30%)                                                  (10.20%)

          Merrill, Lynch, Pierce,
          Fenner & Smith Inc.
          4800 Deer Lake Dr. E
          Jacksonville, FL 32246
          (6.30%)
--------------------------------------------------------------------------------------
C         Merrill, Lynch, Pierce,      Merrill, Lynch, Pierce,     Merrill, Lynch, Pierce,
          Fenner & Smith Inc.          Fenner & Smith Inc.         Fenner & Smith Inc.
          4800 Deer Lake Dr. E         4800 Deer Lake Dr. E        4800 Deer Lake Dr. E
          Jacksonville, FL 32246       Jacksonville, FL 32246      Jacksonville, FL 32246
          (12.00%)                     (5.50%)                     (8.90%)

                                       Citigroup Global            Citigroup Global
                                       Markets Inc.                Markets Inc.
                                       333 W 34th St. FL 3         333 W 34th St. FL 3
                                       New York, NY                New York, NY
                                       10001-2402                  10001-2402
                                       (7.10%)                     (6.80%)
--------------------------------------------------------------------------------------
M         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (10.00%)                     (8.20%)                     (7.30%)

                                                                   Delaware Charter
                                                                   Guaranty & Trust
                                                                   1013 Centre Road
                                                                   Wilmington, DE
                                                                   19899-8936
                                                                   (60.70%)
--------------------------------------------------------------------------------------

          Putnam Convertible           Putnam Discovery            Putnam Equity
CLASS     Income-Growth Trust          Growth Fund                 Income Fund
--------------------------------------------------------------------------------------
R         Putnam Investments           Putnam Investments          Merrill, Lynch, Pierce,
          LLC*                         LLC*                        Fenner & Smith Inc.
          (100.00%)                    (100.00%)                   4800 Deer Lake Dr. E
                                                                   Jacksonville, FL 32246
                                                                   (11.70%)

                                                                   MCB Trust Services
                                                                   700 17th St. STE 300
                                                                   Denver, CO
                                                                   80202-3531
                                                                   (32.00%)

                                                                   MCB Trust Services
                                                                   Cust. FBO
                                                                   700 17th St. STE 300
                                                                   Denver, CO
                                                                   80202-3531
                                                                   (10.40%)

                                                                   NFSC FEBO
                                                                   US Bank TTEE
                                                                   Brightkeys Bldg &
                                                                   Development
                                                                   401(k) Retirement Plan
                                                                   1555 N River
                                                                   Center Drive, Ste 303
                                                                   Milwaukee, WI
                                                                   53212-3958
                                                                   (15.90%)

                                                                   Federated Investors
                                                                   Trust Co.
                                                                   309 Vine Street #653D
                                                                   Cincinnati, OH
                                                                   45202-3524
                                                                   (15.20%)

                                                                   Martin Prakken &
                                                                   Tom O'Connell
                                                                   Blueprint Automation
                                                                   Retirement Plan
                                                                   16037 Innovation Dr
                                                                   Colonial Heights, VA
                                                                   23834-5951
                                                                   (7.90%)
--------------------------------------------------------------------------------------

          Putnam Convertible           Putnam Discovery            Putnam Equity
CLASS     Income-Growth Trust          Growth Fund                 Income Fund
--------------------------------------------------------------------------------------
Y         Putnam Investments           Putnam Investments          Marsh & McLennan
          Profit Sharing Plan**        Profit Sharing Plan**       Supplemental
          (13.72%)                     (67.19%)                    Retirement Plan
                                                                   1166 Avenue of
                                                                   the Americas
                                                                   New York, NY
                                                                   10036-2774
                                                                   (14.43%)

          Raymond James                Putnam Investments**        Meijer Inc. Savings
          Financial, Inc.**            (19.01%)                    Plus Plan III**
          (11.55%)                                                 (13.44%)

          Putnam Investments**                                     United States Filter
          (5.58%)                                                  Corporation
                                                                   Retirement Savings
                                                                   Plan**
                                                                   (10.67%)

                                                                   IBEW Local 3**
                                                                   (9.98%)

                                                                   Knoll Retirement
                                                                   Savings Plan**
                                                                   (9.16%)

                                                                   The Bank One
                                                                   Corporation**
                                                                   (6.75%)

                                                                   IMC Global Inc.
                                                                   Profit Sharing and
                                                                   Savings Plan**
                                                                   (6.52%)

                                                                   Textron Savings Plan**
                                                                   (6.38%)
--------------------------------------------------------------------------------------

          Putnam Europe                The George Putnam           Putnam Global
CLASS     Equity Fund                  Fund of Boston              Equity Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (6.20%)                      (17.10%)                    (8.00%)

          Charles Schwab & Co. Inc.                                VALIC
          101 Montgomery St.                                       2929 Allen Parkway,
          San Francisco, CA 94104                                  #L7-01
          (9.90%)                                                  Houston, TX 77019
                                                                   (18.70%)
--------------------------------------------------------------------------------------
B         Citigroup Global             Edward D. Jones & Co.
          Markets Inc.                 201 Progress Pkwy
          333 W 34th St. FL 3          Maryland Heights, MO
          New York, NY                 63043-3003
          10001-2402                   (11.20%)
          (5.40%)
--------------------------------------------------------------------------------------
C         Citigroup Global             Edward D. Jones & Co.       Merrill, Lynch, Pierce,
          Markets Inc.                 201 Progress Pkwy           Fenner & Smith Inc.
          333 W 34th St. FL 3          Maryland Heights, MO        4800 Deer Lake Dr E
          New York, NY                 63043-3003                  Jacksonville, FL 32246
          10001-2402                   (5.90%)                     (5.30%)
          (7.90%)

          Merrill, Lynch, Pierce,      Merrill, Lynch, Pierce,
          Fenner & Smith Inc.          Fenner & Smith Inc.
          4800 Deer Lake Dr. E.        4800 Deer Lake Dr. E.
          Jacksonville, FL 32246       Jacksonville, FL 32246
          (11.20%)                     (5.70%)
--------------------------------------------------------------------------------------
M         SMBC Friend                  Carwash & Co.               Edward D. Jones & Co.
          Securities Co., Ltd.         200 Newport Ave.            201 Progress Pkwy
          Foreign Securities Dept      Quincy, MA                  Maryland Heights, MO
          7-12 Kabuto-Cho              02171-2102                  63043-3003
          Nihonbashi Chuo-Ku           (62.30%)                    (8.40%)
          Tokyo 103 Japan
          (66.40%)

                                       Edward D. Jones & Co
                                       201 Progress Pkwy
                                       Maryland Heights, MO
                                       63043-3003
                                       (5.80%)
--------------------------------------------------------------------------------------

          Putnam Europe                The George Putnam           Putnam Global
CLASS     Equity Fund                  Fund of Boston              Equity Fund
--------------------------------------------------------------------------------------
R         Putnam Investments           MCB Trust Services          Putnam Investments
          LLC*                         Cust. FBO                   LLC* (6.80%)
          (100.00%)                    700 17th St. STE 300
                                       Denver, CO
                                       80202-3531
                                       (57.40%)

                                       Bisys Retirement            Wexford Securities
                                       Services                    LLC.FBO*
                                       700 17th Street, Ste 100    (27.60%)
                                       Denver, CO
                                       80202-3507
                                       (36.90%)

                                                                   Vito Spinosa
                                                                   Cheryl Spinosa TTEES
                                                                   Barclay Contracting Co
                                                                   U/A DTD 08/12/2000
                                                                   PO Box 1871
                                                                   Allentown, PA
                                                                   18105-1871
                                                                   (24.70%)

                                                                   MCB Trust Services
                                                                   Cust. FBO
                                                                   700 17th St. STE 300
                                                                   Denver, CO
                                                                   80202-3531
                                                                   (14.00%)
--------------------------------------------------------------------------------------
Y                                      Nordstrom Air Savings       Putnam Investments
                                       Investment Plan**           Profit Sharing Plan**
                                       (11.39%)                    (30.64%)

                                       Borg-Warner                 Marsh & McLennan
                                       Automotive Inc.             Deferred
                                       Retirement Savings          Compensation Plans
                                       Plan**                      1166 Avenue of
                                       (9.07%)                     the Americas
                                                                   New York, NY
                                                                   10036-2774
                                                                   (19.02%)

                                       The Thomson Holdings        Raymond James
                                       Inc. Savings Plan**         Financial, Inc.
                                       (8.93%)                     Star Plan Trust**
                                                                   (18.75%)

                                       The ServiceMaster           Putnam Investments,
                                       Company**                   Inc.**
                                       (7.27%)                     (11.34%)

                                       Abbott Laboratories
                                       Stock Retirement
                                       Programs**
                                       (5.99%)
--------------------------------------------------------------------------------------

          Putnam                       The Putnam Fund
          Global Natural               for Growth                  Putnam Growth
CLASS     Resources Fund               and Income                  Opportunities Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (5.20%)                      (12.20%)                    (12.30%)
--------------------------------------------------------------------------------------
B                                      Edward D. Jones & Co.
                                       201 Progress Pkwy
                                       Maryland Heights, MO
                                       63043-3003
                                       (7.00%)
--------------------------------------------------------------------------------------
C         Citigroup Global             Edward D. Jones & Co.       Merrill, Lynch, Pierce,
          Markets Inc.                 201 Progress Pkwy           Fenner & Smith Inc.
          333 W 34th St. FL 3          Maryland Heights, MO        4800 Deer Lake Dr. E
          New York, NY                 63043-3003                  Jacksonville, FL 32246
          10001-2402                   (6.10%)                     (7.60%)
          (11.70%)

          Merrill, Lynch, Pierce,      Merrill, Lynch, Pierce,     Citigroup Global
          Fenner & Smith Inc.          Fenner & Smith Inc.         Markets Inc.
          4800 Deer Lake Dr. E         4800 Deer Lake Dr. E        333 W 34th St. FL 3
          Jacksonville, FL 32246       Jacksonville, FL 32246      New York, NY 10001-2402
          (7.10%)                      (5.50%)                     (6.00%)
--------------------------------------------------------------------------------------
M                                      Edward D. Jones & Co.       Edward D. Jones & Co.
                                       201 Progress Pkwy           201 Progress Pkwy
                                       Maryland Heights, MO        Maryland Heights, MO
                                       63043-3003                  63043-3003
                                       (14.00%)                    (7.60%)

                                                                   Frontier Trust Co
                                                                   PO Box 10699
                                                                   Fargo, ND
                                                                   58106-0699
                                                                   (5.60%)
--------------------------------------------------------------------------------------

          Putnam                       The Putnam Fund
          Global Natural               for Growth                  Putnam Growth
CLASS     Resources Fund               and Income                  Opportunities Fund
--------------------------------------------------------------------------------------
R         Wachovia Bank                Bryce Edwards &             Putnam Investments
          Flair-Royalton 401(k)        James Kubinski TTEES        LLC*
          1525 West Wt                 Greater Milwaukee           (26.10%)
          Harris Blvd                  Open Inc.
          Charlotte, NC                Attn Sherry Maierle
          28288-1151                   8989 N Port
          (98.20%)                     Washington Rd
                                       Milwaukee, WI
                                       53217-1671
                                       (23.70%)

                                       Vito Spinosa                MCB Trust Services
                                       Cheryl Spinosa TTEES        Cust. FBO
                                       Barclay Contracting Co      700 17th St. STE 300
                                       U/A DTD 08/12/2000          Denver, CO
                                       PO Box 1871                 80202-3531
                                       Allentown, PA               (73.80%)
                                       18105-1871
                                       (21.20%)

                                       Stanley S. Stephens
                                       Matthew S. Stephens
                                       TTEES of the Stephens
                                       Funeral Home 401(k)
                                       Profit Sharing Plan & Trust
                                       1335 W Linden St #37
                                       Allentown, PA
                                       18102-4334
                                       (20.80%)

                                       Leo H. DeLong, Jr. &
                                       Wanda J Delong TTEES
                                       Bucks Dev & Contr Corp
                                       401(k) P/S/P & Trust
                                       PO Box 287
                                       Emmaus, PA
                                       18049-0287
                                       (10.20%)
--------------------------------------------------------------------------------------

          Putnam                       The Putnam Fund
          Global Natural               for Growth                  Putnam Growth
CLASS     Resources Fund               and Income                  Opportunities Fund
--------------------------------------------------------------------------------------
Y                                      The Thomson Holdings        Arch Coal, Inc.
                                       Inc. Savings Plan**         Employee Thrift Plan**
                                       (9.38%)                     (41.52%)

                                       Electrical Contractors      Putnam Investments
                                       Association and Local       Profit Sharing Plan**
                                       Union 134, IBEW             (19.21%)
                                       Joint Pension Trust
                                       of Chicago**
                                       (9.18%)

                                       Abbott Laboratories         Southern Wine &
                                       Stock Retirement            Spirits of America
                                       Programs**                  401(k) Retirement
                                       (6.73%)                     Plan**
                                                                   (15.24%)

                                                                   The Health Net, Inc.
                                                                   401(k) Savings Plan**
                                                                   (9.97%)

                                                                   Hannaford Savings and
                                                                   Investment Plan**
                                                                   (5.67%)
--------------------------------------------------------------------------------------

                                       Putnam                      Putnam
          Putnam Health                International Capital       International
CLASS     Sciences Trust               Opportunities Fund          Equity Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO
          63043-3003                   63043-3003
          (12.70%)                     (6.00%)

          Merrill, Lynch, Pierce,      Charles Schwab &
          Fenner & Smith Inc.          Co. Inc
          4800 Deer Lake Dr. E         101 Montgomery St.
          Jacksonville, FL 32246       San Francisco, CA 94104
          (7.50%)                      (10.40%)
--------------------------------------------------------------------------------------
B         Citigroup Global             Citigroup Global            Citigroup Global
          Markets Inc.                 Markets Inc.                Markets Inc.
          333 W 34th St. FL 3          333 W 34th St. FL 3         333 W 34th St. FL 3
          New York, NY                 New York, NY                New York, NY
          10001-2402                   10001-2402                  10001-2402
          (6.40%)                      (5.10%)                     (6.40%)

          Merrill, Lynch, Pierce,      Merrill, Lynch, Pierce,     Merrill, Lynch, Pierce,
          Fenner & Smith Inc.          Fenner & Smith Inc.         Fenner & Smith Inc.
          4800 Deer Lake Dr. E         4800 Deer Lake Dr. E        4800 Deer Lake Dr. E
          Jacksonville, FL 32246       Jacksonville, FL 32246      Jacksonville, FL 32246
          (9.30%)                      (6.00%)                     (7.90%)
--------------------------------------------------------------------------------------
C         Citigroup Global             Citigroup Global            Merrill, Lynch, Pierce,
          Markets Inc.                 Markets Inc.                Fenner & Smith Inc.
          333 W 34th St. FL 3          333 W 34th St. FL 3         4800 Deer Lake Dr. E
          New York, NY                 New York, NY                Jacksonville, FL 32246
          10001-2402                   10001-2402                  (17.60%)
          (10.10%)                     (10.80%)

          Merrill, Lynch, Pierce,      Merrill, Lynch, Pierce,     Citigroup Global
          Fenner & Smith Inc.          Fenner & Smith Inc.         Markets Inc.
          4800 Deer Lake Dr. E         4800 Deer Lake Dr. E        333 W 34th St. FL 3
          Jacksonville, FL 32246       Jacksonville, FL 32246      New York, NY
          (14.00%)                     (14.00%)                    10001-2402
                                                                   (9.20%)
--------------------------------------------------------------------------------------
M         Edward D. Jones & Co.
          201 Progress Pkwy
          Maryland Heights, MO
          63043-3003
          (6.30%)

          Citigroup Global
          Markets Inc.
          333 W 34th St. FL 3
          New York, NY
          10001-2402
          (6.60%)
--------------------------------------------------------------------------------------

                                       Putnam                      Putnam
          Putnam Health                International Capital       International
CLASS     Sciences Trust               Opportunities Fund          Equity Fund
--------------------------------------------------------------------------------------
R         MCB Trust Services           Putnam Investments          Federated Investors
          700 17th St. STE 300         LLC*                        Trust Company for
          Denver, CO                   (46.10%)                    Dupree Plumbing Co.
          80202-3531                                               401(k) Plan
          (63.60%)                                                 309 Vine Street #653D
                                                                   Cincinnati, OH
                                                                   45202-3524
                                                                   (60.80%)

          Wexford Securities           MCB Trust Services          Reliance Trust
          LLC. FBO*                    700 17th St. STE 300        Company
          (18.10%)                     Denver, CO                  PO Box 48529
                                       80202-3531                  Atlanta, GA
                                       (41.90%)                    30362-1529
                                                                   (14.20%)

          Bryce Edwards &              MCB Trust Services          Bisys Retirement
          James Kubinski TTEES         Cust. FBO                   Services
          Greater Milwaukee            700 17th St. STE 300        700 17th Street,
          Open Inc.                    Denver, CO                  Ste 100
          Attn Sherry Maierle          80202-3531                  Denver, CO
          8989 N Port                  (9.80%)                     80202-3507
          Washington Rd                                            (11.00%)
          Milwaukee, WI
          53217-1671
          (12.90%)
                                                                   Merrill, Lynch, Pierce,
                                                                   Fenner & Smith Inc.
                                                                   4800 Deer Lake Dr. E
                                                                   Jacksonville, FL 32246
                                                                   (5.30%)
--------------------------------------------------------------------------------------

                                       Putnam                      Putnam
          Putnam Health                International Capital       International
CLASS     Sciences Trust               Opportunities Fund          Equity Fund
--------------------------------------------------------------------------------------
Y         Putnam Investments           Putnam Investments          The Bank One
          Profit Sharing Plan**        Profit Sharing Plan**       Corporation**
          (35.07%)                     (16.14%)                    (14.15%)

          United States Filter         United States Filter        Abbott Laboratories
          Corporation Retirement       Corporation Retirement      Stock Retirement
          Savings Plan**               Savings Plan**              Programs**
          (19.49%)                     (14.85%)                    (5.34%)

          The BGEA/TNG                 Ohio Tuition Trust          Ohio Tuition Trust
          Local 245 Boston Globe       Authority/College           Authority/College
          Employee Savings Plan**      Advantage Program***        Advantage Program***
          (14.51%)                     (13.50%)                    (5.20%)

          Coca-Cola Enterprises        Coca-Cola Enterprises
          Matched Employee             Matched Employee
          Savings and                  Savings and
          Investment  Plan**           Investment  Plan**
          (5.99%)                      (10.77%)

                                       Fidelity Investments
                                       FIIOC Agent/Certain
                                       Employee Benefit Plans**
                                       (8.31%)

                                       Putnam Investments**
                                       (6.22%)
--------------------------------------------------------------------------------------

          Putnam International         Putnam
          Growth and                   International New           Putnam
CLASS     Income Fund                  Opportunities Fund          Investors Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (34.10%)                     (12.00%)                    (10.40%)
--------------------------------------------------------------------------------------
B         Edward D. Jones & Co.        Merrill, Lynch, Pierce,
          201 Progress Pkwy            Fenner & Smith Inc.
          Maryland Heights, MO         4800 Deer Lake Dr. E
          63043-3003                   Jacksonville, FL 32246
          (10.40%)                     (6.70%)
--------------------------------------------------------------------------------------
C         Edward D. Jones & Co.        Merrill, Lynch, Pierce,     Edward D. Jones & Co.
          201 Progress Pkwy            Fenner & Smith Inc.         201 Progress Pkwy
          Maryland Heights, MO         4800 Deer Lake Dr. E        Maryland Heights, MO
          63043-3003                   Jacksonville, FL 32246      63043-3003
          (5.20%)                      (11.50%)                    (6.80%)

          Citigroup Global             Citigroup Global            Citigroup Global
          Markets Inc.                 Markets Inc.                Markets Inc.
          333 W 34th St. FL 3          333 W 34th St. FL 3         333 W 34th St. FL 3
          New York, NY                 New York, NY                New York, NY
          10001-2402                   10001-2402                  10001-2402
          (9.60%)                      (7.50%)                     (5.40%)

          Merrill, Lynch, Pierce,
          Fenner & Smith Inc.
          4800 Deer Lake Dr. E
          Jacksonville, FL 32246
          (14.60%)
--------------------------------------------------------------------------------------
M         Edward D. Jones & Co.        Merrill, Lynch, Pierce,     Transamerica
          201 Progress Pkwy            Fenner & Smith Inc.         Life Insurance
          Maryland Heights, MO         4800 Deer Lake Dr. E        Company
          63043-3003                   Jacksonville, FL 32246      1150 S. Olive St.
          (17.50%)                     (6.10%)                     Los Angeles, CA
                                                                   90015-2211
                                                                   (5.60%)

                                       Edward D. Jones & Co.
                                       201 Progress Pkwy
                                       Maryland Heights, MO
                                       63043-3003
                                       (8.70%)
--------------------------------------------------------------------------------------

          Putnam International         Putnam
          Growth and                   International New           Putnam
CLASS     Income Fund                  Opportunities Fund          Investors Fund
--------------------------------------------------------------------------------------
R         Putnam Investments           Putnam Investments          Putnam Investments
          LLC*                         LLC*                        LLC*
          (99.90%)                     (51.80%)                    (16.30%)

                                       Wexford Securities          MCB Trust Services
                                       LLC. FBO*                   Cust. FBO
                                       (47.90%)                    700 17th St. STE 300
                                                                   Denver, CO
                                                                   80202-3531
                                                                   (81.80%)
--------------------------------------------------------------------------------------
Y         United States Filter                                     TRW Employee Stock
          Corporation Retirement                                   Ownership and
          Savings Plan**                                           Savings Plan**
          (38.57%)                                                 (12.34%)

          Putnam Investments                                       IBEW Local 3**
          Profit Sharing Plan**                                    (7.78%)
          (25.56%)

          Coca-Cola Enterprises                                    Ohio Tuition Trust
          Matched Employee                                         Authority/College
          Savings and                                              Advantage Program***
          Investment Plan**                                        (9.70%)
          (11.39%)

          Putnam Investments**
          (10.90%)
--------------------------------------------------------------------------------------

          Putnam Mid Cap               Putnam New                  Putnam New
CLASS     Value Fund                   Opportunities Fund          Value Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (9.80%)                      (7.20%)                     (23.50%)

                                       VALIC
                                       2929 Allen Parkway,
                                       #L7-01
                                       Houston, TX 77019
                                       (12.50%)
--------------------------------------------------------------------------------------
B                                      Citigroup Global            Edward D. Jones & Co.
                                       Markets Inc.                201 Progress Pkwy
                                       333 W 34th St. FL 3         Maryland Heights, MO
                                       New York, NY                63043-3003
                                       10001-2402                  (7.60%)
                                       (5.20%)
--------------------------------------------------------------------------------------
C                                      Merrill, Lynch, Pierce,     Merrill, Lynch, Pierce,
                                       Fenner & Smith Inc.         Fenner & Smith Inc.
                                       4800 Deer Lake Dr. E        4800 Deer Lake Dr. E
                                       Jacksonville, FL 32246      Jacksonville, FL 32246
                                       (7.10%)                     (8.80%)

                                       Citigroup Global
                                       Markets Inc.
                                       333 W 34th St. FL 3
                                       New York, NY
                                       10001-2402
                                       (5.90%)
--------------------------------------------------------------------------------------
M                                      Edward D. Jones & Co.       Edward D. Jones & Co.
                                       201 Progress Pkwy           201 Progress Pkwy
                                       Maryland Heights, MO        Maryland Heights, MO
                                       63043-3003                  63043-3003
                                       (5.50%)                     (15.50%)

                                       National City Bank
                                       PO Box 94984
                                       Cleveland, OH
                                       44101-4984
                                       (11.20%)
--------------------------------------------------------------------------------------

          Putnam Mid Cap               Putnam New                  Putnam New
CLASS     Value Fund                   Opportunities Fund          Value Fund
--------------------------------------------------------------------------------------
R         MCB Trust Services           Putnam Investments          Putnam Investments
          Cust. FBO                    LLC*                        LLC*
          700 17th St. STE 300         (5.30%)                     (49.70%)
          Denver, CO
          80202-3531
          (86.50%)

                                       MCB Trust Services          MCB Trust Services
                                       700 17th St. STE 300        700 17th St. STE 300
                                       Denver, CO                  Denver, CO
                                       80202-3531                  80202-3531
                                       (37.20%)                    (50.20%)

                                       Stanley S. Stephens
                                       Matthew S. Stephens
                                       TTEES of the Stephens
                                       Funeral Home 401(k)
                                       Profit Sharing Plan & Trust
                                       1335 W Linden St #37
                                       Allentown, PA
                                       18102-4334
                                       (19.50%)

                                       Leo H Delong Jr &
                                       Wanda J Delong TTEES
                                       Bucks Dev & Contr Corp
                                       401(k) P/S/P & Trust
                                       PO Box 287
                                       Emmaus, PA
                                       18049-0287
                                       (12.10%)
--------------------------------------------------------------------------------------

          Putnam Mid Cap               Putnam New                  Putnam New
CLASS     Value Fund                   Opportunities Fund          Value Fund
--------------------------------------------------------------------------------------
Y         Putnam Investments           IBEW Local 3**              Ohio Tuition Trust
          Profit Sharing Plan**        (20.05%)                    Authority/College
          (28.97%)                                                 Advantage Program***
                                                                   (58.80%)

          Marsh & McLennan             Illinois Toolworks Inc.     Illinois Toolworks Inc.
          Supplemental                 Savings and                 Savings and
          Retirement Plan              Investment Plan**           Investment Plan**
          1166 Avenue of               (12.60%)                    (17.96%)
          the Americas
          New York, NY
          10036-2774
          (25.90%)

          Coca-Cola Enterprises        WorldCom 401(k)             Putnam Investments
          Matched Employee             Salary Savings Plan**       Profit Sharing Plan**
          Savings and Investment       (11.70%)                    (12.03%)
          Plan**
          (17.25%)

          Putnam Investments**         United Technology           Putnam Investments**
          (13.40%)                     Carriers**                  (5.52%)
                                       (9.58%)

          Marsh & McLennan
          Deferred
          Compensation Plans
          1166 Avenue of
          the Americas
          New York, NY
          10036-2774
          (6.46%)
--------------------------------------------------------------------------------------

          Putnam
          OTC & Emerging               Putnam Research             Putnam Small Cap
CLASS     Growth Fund                  Fund                        Growth Fund
--------------------------------------------------------------------------------------
A         VALIC                        Edward D. Jones & Co.
          2929 Allen Parkway,          201 Progress Pkwy
          #L7-01                       Maryland Heights, MO
          Houston, TX 77019            63043-3003
          (22.00%)                     (12.10%)

          Mac & Co.
          PO Box
          Pittsburgh, PA
          15230-0320
          (6.50%)
--------------------------------------------------------------------------------------
B                                      Edward D. Jones & Co.
                                       201 Progress Pkwy
                                       Maryland Heights, MO
                                       63043-3003
                                       (6.50%)
--------------------------------------------------------------------------------------
C         Citigroup Global             Citigroup Global            Citigroup Global
          Markets Inc.                 Markets Inc.                Markets Inc.
          333 W 34th St. FL 3          333 W 34th St. FL 3         333 W 34th St. FL 3
          New York, NY                 New York, NY                New York, NY
          10001-2402                   10001-2402                  10001-2402
          (6.40%)                      (5.20%)                     (5.40%)

                                       Merrill, Lynch, Pierce,     Merrill, Lynch, Pierce,
                                       Fenner & Smith Inc.         Fenner & Smith Inc.
                                       4800 Deer Lake Dr. E        4800 Deer Lake Dr. E
                                       Jacksonville, FL 32246      Jacksonville, FL 32246
                                       (7.20%)                     (5.10%)
--------------------------------------------------------------------------------------
M         State Street Bank & Trust    Edward D. Jones & Co.       Capital Bank &
          P.O. Box 2136                201 Progress Pkwy           Trust Co.
          Boston, MA                   Maryland Heights, MO        Cadwell's Window
          (46.20%)                     63043-3003                  Dcor Preferred
                                       (12.10%)                    401(k) Plan
                                                                   C/o Plan Premier
                                                                   Fascorp
                                                                   8515 Orchard Rd.
                                                                   #2T2
                                                                   Greenwood Vlg, CO
                                                                   80111-5002
                                                                   (6.40%)

          Carwash & Co.
          200 Newport Ave.
          Quincy, MA 02171-2102
          (43.10%)
--------------------------------------------------------------------------------------

          Putnam
          OTC & Emerging               Putnam Research             Putnam Small Cap
CLASS     Growth Fund                  Fund                        Growth Fund
--------------------------------------------------------------------------------------
R         Putnam Investments LLC*      Transamerica Life           MCB Trust Services
          (13.10%)                     Insurance Company           Cust. FBO
                                       1150 S. Olive St.           700 17th St. STE 300
                                       Los Angeles, CA             Denver, CO
                                       90015-2211                  80202-3531
                                       (99.50%)                    (58.00%)

          Wexford Securities                                       MCB Trust Services
          LLC. FBO*                                                700 17th St. STE 300
          (55.70%)                                                 Denver, CO
                                                                   80202-3531
                                                                   (32.40%)

          National Quality Review                                  Putnam Investments
          7 Steven Drive                                           LLC*
          South Hadley, MA                                         (5.50%)
          01075-1317
          (6.80%)
--------------------------------------------------------------------------------------
Y         Coca-Cola Enterprises        Marsh & McLennan            Putnam Investments
          Matched Employee             Supplemental                Profit Sharing Plan**
          Savings and Investment       Retirement Plan             (55.59%)
          Plan**                       1166 Avenue of
          (29.47%)                     the Americas
                                       New York, NY
                                       10036-2774
                                       (47.27%)

          Putnam Investments           Vertis 401(k) Plan**        Putnam Investments**
          Profit Sharing Plan**        (19.49%)                    (36.00%)
          (12.49%)

          New York State Electric      Svedala Industries, Inc.
          and Gas Corporation Tax      Salaried Savings Plan**
          Deferred Savings Plan**      (8.64%)
          (10.72%)

          New York State Electric      Putnam Investments
          and Gas Corporation Tax      Profit Sharing Plan**
          Deferred Savings Plan**      (7.24%)
          (7.21%)

                                       United States Filter
                                       Corporation Retirement
                                       Savings Plan**
                                       (6.50%)
--------------------------------------------------------------------------------------

                                                                   Putnam Utilities
          Putnam Small Cap             Putnam Tax Smart            Growth and
CLASS     Value Fund                   Equity Fund                 Income Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.       Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy           201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO        Maryland Heights, MO
          63043-3003                   63043-3003                  63043-3003
          (6.90%)                      (10.00%)                    (15.10%)
--------------------------------------------------------------------------------------
B         Merrill, Lynch, Pierce,      Merrill, Lynch, Pierce,
          Fenner & Smith Inc.          Fenner & Smith Inc.
          4800 Deer Lake Dr. E         4800 Deer Lake Dr. E
          Jacksonville, FL 32246       Jacksonville, FL 32246
          (5.80%)                      (9.70%)
--------------------------------------------------------------------------------------
C         Merrill, Lynch, Pierce,      Merrill, Lynch, Pierce,
          Fenner & Smith Inc.          Fenner & Smith Inc.
          4800 Deer Lake Dr. E         4800 Deer Lake Dr. E
          Jacksonville, FL 32246       Jacksonville, FL 32246
          (11.60%)                     (9.50%)
--------------------------------------------------------------------------------------
M         Edward D. Jones & Co.        Pershing, LLC               Edward D. Jones & Co.
          201 Progress Pkwy            P.O. Box 2052               201 Progress Pkwy
          Maryland Heights, MO         Jersey City, NJ             Maryland Heights, MO
          63043-3003                   07303-2052                  63043-3003
          (5.40%)                      (5.30%)                     (16.40%)

          Saxon & Co.                  Joseph B. Love
          P.O. Box 7780                5505 Flakesmill Rd.
          Philadelphia, PA             Ellenwood, GA
          19182-0001                   30294-2747
          (11.40%)                     (5.10%)
--------------------------------------------------------------------------------------
R                                                                  Putnam Investments*
                                                                   (100.00%)
--------------------------------------------------------------------------------------
Y         The Bank One
          Corporation**
          (40.06%)

          Borg-Warner
          Automotive Inc.
          Retirement Savings Plan**
          (16.82%)

          Putnam Investments
          Profit Sharing Plan**
          (16.27%)

          United States Filter
          Corporation Retirement
          Savings Plan**
          (13.14%)
--------------------------------------------------------------------------------------

CLASS     Putnam Vista Fund            Putnam Voyager Fund
--------------------------------------------------------------------------------------
A         Edward D. Jones & Co.        Edward D. Jones & Co.
          201 Progress Pkwy            201 Progress Pkwy
          Maryland Heights, MO         Maryland Heights, MO
          63043-3003                   63043-3003
          (6.40%)                      (10.30%)
--------------------------------------------------------------------------------------
B                                      Edward D. Jones & Co.
                                       201 Progress Pkwy
                                       Maryland Heights, MO
                                       63043-3003
                                       (6.40%)
--------------------------------------------------------------------------------------
C                                      Edward D. Jones & Co.
                                       201 Progress Pkwy
                                       Maryland Heights, MO
                                       63043-3003
                                       (5.20%)

                                       Citigroup Global
                                       Markets Inc.
                                       333 W 34th St. FL 3
                                       New York, NY
                                       10001-2402
                                       (5.20%)

                                       Merrill, Lynch, Pierce,
                                       Fenner & Smith Inc.
                                       4800 Deer Lake Dr. E
                                       Jacksonville, FL 32246
                                       (6.80%)
--------------------------------------------------------------------------------------
M         Transamerica Life            Edward D. Jones & Co.
          Insurance Company            201 Progress Pkwy
          1150 S. Olive St.            Maryland Heights, MO
          Los Angeles, CA              63043-3003
          90015-2211                   (9.50%))
          (5.20%)

                                       National City Bank
                                       PO Box 94984
                                       Cleveland, OH
                                       44101-4984
                                       (5.40%)
--------------------------------------------------------------------------------------
R         MCB Trust Services           Transamerica Life
          Cust. FBO                    Insurance Company
          700 17th St. STE 300         1150 S. Olive St.
          Denver, CO                   Los Angeles, CA
          80202-3531                   90015-2211
          (47.20%)                     (64.30%)

          MCB Trust Services           AUSA Life Insurance
          700 17th St. STE 300         Company
          Denver, CO                   P. O. Box 30368
          80202-3531                   Los Angeles, CA
          (18.40%)                     90030-0368
                                       (5.70%)

CLASS     Putnam Vista Fund            Putnam Voyager Fund
--------------------------------------------------------------------------------------
R (cont.) Bryce Edwards &
          James Kubinski TTEES
          Greater Milwaukee
          Open Inc.
          Attn Sherry Maierle
          8989 N Port
          Washington Rd.
          Milwaukee, WI
          53217-1671
          (12.60%)

          Putnam Investments*
          (9.10%)

          Wexford Securities
          LLC, FBO*
          (8.10%)
--------------------------------------------------------------------------------------
Y         Hanford Operations and       The Thomson Holdings Inc.
          Engineering Investment       Savings Plan**
          Plan**                       (10.33%)
          (7.93%)

          Emerson Electric Co.         Abbott Laboratories Stock
          Employee Savings             Retirement Programs**
          Investment Plan**            (7.33%)
          (18.19%)

          United States Filter         The Bank One Corporation**
          Corporation Retirement       (6.36%)
          Savings Plan**
          (13.22%)

          Southern Wine & Spirits      WorldCom 401(k) Salary
          of America 401(k)            Savings Plan**
          Retirement Plan**            (5.18%)
          (13.04%)

          First Hawaiian Future
          Plan**
          (6.35%)
--------------------------------------------------------------------------------------



  * The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

 ** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062-9105.

*** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as service provider, Investors Way, Norwood, MA 02062-9105.



                                                        EXHIBIT A

THE PUTNAM FUNDS

Board Policy and Nominating Committee Charter

This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee is comprised exclusively of Independent Trustees.

                                                        EXHIBIT B

Current Fundamental Investment
Restrictions with Respect to Borrowing

Putnam Asset Allocation:  Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Utilities Growth and Income Fund

"The fund may not. . . [b]orrow money in excess of 10% of the value (taken at the lower of cost or current value) of [the fund's] total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

Putnam Voyager Fund

"The fund may not. . . [b]orrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures and stock indices.

Putnam Investors Fund

"The fund may not. . . [b]orrow money in excess of 5% of its net assets (taken at current value) and then only as a temporary measure for extraordinary or emergency reasons and not for investment purposes. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)

Putnam Global Equity Fund

"The fund may not... [b]orrow money in excess of 10% of its gross assets (taken at current value) and then only as a temporary measure for extraordinary or emergency reasons and not for investment [purposes]. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)

Putnam Vista Fund

"The fund may not... [b]orrow money in excess of 10% of its net assets (taken at current value) and then only as a temporary measure for extraordinary or emergency reasons and not for investment purposes. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)

Putnam Global Natural Resources Fund

"The fund may not. . . [b]orrow money, except for temporary or emergency purposes and then in an amount not in excess of 5% of the market value of its total assets (not including the amount borrowed)."

Putnam Convertible Income-Growth Trust

"The fund may not. . . [b]orrow money in excess of 5% of its net assets (taken at the lower of cost or current value) and then only from banks as a temporary measure for extraordinary or emergency reasons and not for investment purposes."

                                                        EXHIBIT C

Current Fundamental Investment Restrictions with Respect to
Diversification of Investments

Putnam Asset Allocation:  Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Appreciation Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam Investors Fund
Putnam OTC & Emerging Growth Fund
Putnam Utilities Growth and Income Fund
Putnam Vista Fund
Putnam Voyager Fund

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

Putnam Capital Opportunities Fund
Putnam Classic Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International New Opportunities Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Research Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund
Putnam Tax Smart Equity Fund

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions."

Putnam Discovery Growth Fund
Putnam New Opportunities Fund

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities."

Putnam Health Sciences Trust

"The fund may not. . . [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities."

                                                        EXHIBIT D

Current Provisions of Agreements and Declarations of Trust of the Funds with Respect to Redemption of Shares

Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Health Sciences Trust
Putnam International Equity Fund
Putnam Investors Fund
Putnam OTC & Emerging Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

                         Article VI

           Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Opportunities Fund
Putnam Classic Equity Fund
Putnam Discovery Growth Fund
Putnam Europe Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam Mid Cap Value Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam Research Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund
Putnam Utilities Growth and Income Fund

                         Article VI

           Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The George Putnam Fund of Boston

                         Article IV

           Rights and Privileges of Beneficiaries

                           * * *

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of the certificate or certificates therefore, if any, to the Trust or to the Transfer Agent, duly endorsed or accompanied by a proper instrument of transfer, together with a request that the Trust purchase the shares represented thereby; and the Trust will pay therefor in cash the liquidating value of the shares so presented determined as of such time as the Trustees may from time to time specify, subject to any applicable rule of the Securities and Exchange Commission adopted under the Investment Company Act of 1940.

For the protection of the remaining beneficiaries the Trustees reserve the right to demand not more than seven (7) full business days' written notice of the request to purchase such shares at such liquidating value, which period may be extended by the Trustees for such time as the New York Stock Exchange may at any time be closed for business or open upon a restricted basis, all under such reasonable rules and regulations as may be determined by the Trustees from time to time.

The Putnam Fund for Growth and Income

                         Article IV

           Rights and Privileges of Beneficiaries

                           * * *

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of the certificate or certificates therefore, if any, to the Trust or to the Transfer Agent, duly endorsed or accompanied by a proper instrument of transfer, together with a request that the Trust purchase the shares represented thereby; and the Trust will pay therefor in cash the net asset value of the shares so presented determined as of such time as the Trustees may from time to time specify, subject to any applicable rule of the Securities and Exchange Commission adopted under the Investment Company Act of 1940.

For the protection of the remaining beneficiaries the Trustees reserve the right to demand not more than seven (7) days' written notice of the request to purchase such shares at such net asset value, which period may be extended by the Trustees for such times as the New York Stock Exchange may at any time be closed for business other than customary week-end and holiday closings or open upon a restricted basis, all under such reasonable rules and regulations as may be determined by the Trustees from time to time.

                                                        EXHIBIT E

Litigation

1. The plaintiff named below alleges that the defendants engaged in, or allowed others to engage in, activities that took advantage of the way mutual fund shares are priced in exchange for investments that benefited the managers and advisers of the funds, but which harmed investors and the funds themselves. The plaintiff's complaint sets forth violations of
 36 of the 1940 Act, 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), 10(b) and 20(a) of the 1934 Act, breach of fiduciary duty, and civil conspiracy. The plaintiff seeks declaratory relief, damages, pre and post judgment interest and attorney's fees and costs.


Case Name                Defendants               Court                    Date Instituted
------------------------------------------------------------------------------------------
Gladys Baker             Putnam Management 1      United States            April 5, 2004
(derivatively on         Omid Kamshad             District Court
behalf of the Putnam     Justin Scott             for the District
Fund for Growth &        Putnam Trustees 2        of Delaware
Income, Putnam           Putnam Funds 3
Europe Equity Fund,      (nominal)
and the Putnam Funds)
v. Putnam Investment
Management LLC, et al.
------------------------------------------------------------------------------------------

2. The plaintiffs named below allege that the defendants engaged in, permitted and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of 36 of the 1940 Act, 206 of the Advisers Act, 10(b) of the 1934 Act and
Rule 10b-5, 20(a) of the 1934 Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages and attorney's fees and costs.



Case Name                         Defendants                 Court                 Date Instituted
--------------------------------------------------------------------------------------------------
Joanne S. Baseman                 Putnam Management          United States           Dec. 16, 2003
(derivatively on behalf           Omid Kamshad               District Court
of Putnam International           Justin Scott               for the District
Equity Fund and the               William Woolverton         of Maryland
Putnam Funds)                     Putnam Trustees
v. Putnam Investment              Putnam Funds
Management, Inc., et al.          (nominal)
--------------------------------------------------------------------------------------------------
John K. Clement                   Putnam Management          United States           Nov. 26, 2003
(derivatively on behalf           Omid Kamshad               District Court
of several individual             Justin Scott               for the District
funds and the                     William Woolverton         of Maryland
Putnam Funds)                     Putnam Trustees
v. Putnam Investment              Putnam Funds
Management Inc., et al.           (nominal)
--------------------------------------------------------------------------------------------------
Simon J. Denenberg                Putnam Management          United States           Jan. 30, 2004
(derivatively on behalf           Omid Kamshad               District Court
of the Putnam U.S.                Justin Scott               for the District
Government Income                 William Woolverton         of Maryland
Trust and the Putnam              Putnam Trustees
Funds) v. Putnam                  Putnam Funds
Investment Management,            (nominal)
Inc., et al.
--------------------------------------------------------------------------------------------------
Diane Hutto and                   Putnam Management          United States           Nov. 12, 2003
Dina Rozenbaum                    Putnam Trustees            District Court
(derivative on behalf             Justin M. Scott            for the District
of several individual             Omid Kamshad               of Maryland
funds and the Putnam              Certain officers of the
Funds) v. Putnam, LLC,            Putnam Funds and
et. al.                           Putnam Management
                                  John Does 1-100
                                  Putnam Funds
                                  (nominal)
--------------------------------------------------------------------------------------------------
Seth B. Marks (derivative         Putnam Management          United States            Dec. 3, 2003
on behalf of several              Putnam Trustees            District Court
individual funds and the          Justin M. Scott            for the District
Putnam Funds)                     Omid Kamshad               of Maryland
v. Putnam, LLC, et. al.           Certain officers of the
                                  Putnam Funds and
                                  Putnam Management
                                  John Does 1-100
                                  Putnam Funds
                                  (nominal)
--------------------------------------------------------------------------------------------------
Cynthia Puleo (derivative         Putnam Management          United States           Dec. 16, 2003
on behalf of several              Putnam Trustees            District Court
individual funds and the          Justin M. Scott            for the District
Putnam Funds)                     Omid Kamshad               of Maryland
v. Putnam, LLC, et al.            Certain officers of the
                                  Putnam Funds and
                                  Putnam Management
                                  John Does 1-100
                                  Putnam Funds
                                  (nominal)
--------------------------------------------------------------------------------------------------
Edward L. Segel                   Putnam Management          United States           Jan. 23, 2004
(derivative on behalf             Putnam Trustees            District Court
of individual fund                Omid Kamshad               for the District
and the Putnam Funds)             Justin Scott               of Maryland
v. Putnam, LLC, et  al.           William Woolverton
                                  Putnam Funds
                                  (nominal)
--------------------------------------------------------------------------------------------------
Zachary Alan Starr                Putnam Management          United States            Nov. 6, 2003
(derivative on behalf             Putnam Trustees            District Court
of Putnam International           Omid Kamshad               for the District
Equity Fund and the               Justin M. Scott            of Maryland
Putnam Funds)                     Putnam Funds
v. Putnam Investment              (nominal)
Management, et al.
--------------------------------------------------------------------------------------------------


3. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney's fees and costs.



Case Name                         Defendants                 Court                 Date Instituted
--------------------------------------------------------------------------------------------------
Leon Brazin                       Putnam Trustees            Superior Court         March 15, 2004
(derivatively on behalf           Putnam Management          of Suffolk County,
of Putnam Vista Fund)             Putnam Vista Fund          MA; Stipulation
v. John A. Hill, et al.           (nominal)                  agreeing to
                                  Certain officers of the    removal and
                                  Putnam Funds and           transfer to
                                  Putnam Management          United States
                                                             District Court for
                                                             the District of
                                                             Maryland executed
                                                             on April 23, 2004
--------------------------------------------------------------------------------------------------
Peter Kavaler                     Putnam Trustees            Superior Court         March 15, 2004
(derivatively on behalf           Putnam Management          of Suffolk County,
of Putnam Income                  Putnam Income Fund         MA; Stipulation
Fund) v. John A. Hill,            (nominal)                  agreeing to
et al.                            Certain officers of the    removal and
                                  Putnam Funds and           transfer to
                                  Putnam Management          United States
                                                             District Court for
                                                             the District of
                                                             Maryland executed
                                                             on April 23, 2004
--------------------------------------------------------------------------------------------------
Todd Klein (derivatively          Putnam Trustees            United States           Jan. 27, 2004
on behalf of Putnam               Putnam Management          District Court
Global Equity Fund)               Putnam Global Equity       for the District
v. John A. Hill, et al.           Fund (nominal)             of Maryland
                                  Certain officers of the
                                  Putnam Funds and
                                  Putnam Management
--------------------------------------------------------------------------------------------------
Steven Wiegand                    Putnam Trustees            United States           Jan. 27, 2004
(derivatively on behalf           Putnam Management          District Court
of Putnam Classic                 Putnam Classic Equity      for the District
Equity Fund)                      Fund (nominal)             of Maryland
v. John A. Hill et al.            Certain officers of the
                                  Putnam Funds and
                                  Putnam Management
--------------------------------------------------------------------------------------------------



4. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.


Case Name                Defendants               Court                    Date Instituted
------------------------------------------------------------------------------------------
Stern (derivative on     Putnam Funds             Supreme Court            Dec. 17, 2003
behalf of Marsh          Putnam Management        of the State of
& McLennan)              Jeffrey Greenberg        New York
v. Greenberg,            Mathis Cabaillavetta
et. al,                  Marsh Directors 4
                         Lawrence Lasser
------------------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam
Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan
Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III, A.J.C. Smith and W. Thomas Stephens and former Trustees W. Nicholas Thorndike and Lawrence J. Lasser.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.

4 The Directors of Marsh & McLennan Companies, Inc. are Charles Davis, Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons and A.J.C. Smith.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                              216581  8/04



PUTNAM INVESTMENTS

The proxy ballot

To vote by mail
Read the proxy statement.
Check the appropriate boxes on the reverse side.
Sign and date the proxy ballot.
Return the proxy ballot in the envelope provided.

To vote by telephone
Read the proxy statement and have the proxy ballot at hand.
Call 1-888-221-0697.
Follow the automated telephone directions.
There is no need for you to return your proxy ballot.

To vote on the Web
Read the proxy statement and have the proxy ballot at hand.
Go to https://www.proxyweb.com Putnam
Follow the instructions on the site.
There is no need for you to return your proxy ballot.

By signing below, you as a Putnam fund shareholder appoint Trustees John
A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of the Putnam funds. The meeting will take place on November 11, 2004 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don don't t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

Signature(s)                 Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Equity 1 - dh

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.

Proposals

1 Proposal to elect all nominees for Trustees.

The Trustees recommend voting FOR all proposals

FOR electing
all the
nominees

WITHHOLD
authority
to vote for
all nominees

To withhold authority to v vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley

Proposals to approve an amendment to certain funds' fundamental investment restrictions with respect to
                                                    FOR   AGAINST   ABSTAIN

2A borrowing.
2B making loans.
2C diversification of investments.
2D issuance of senior securities.
..............................................................................
2E Proposal to approve an amendment to Putnam Equity Income Fund's investment objective.
..............................................................................

3 Proposal to approve an amendment to your fund's agreement and declaration of trust.
                                                    FOR   AGAINST   ABSTAIN

Refer to pages 6 and 7 in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-877-832-6360.

Please sign and date the other side of this card.

Equity 1 - dh



PUTNAM INVESTMENTS

[GRAPHIC OMITTED: ezVote Logo]

Consolidated Proxy Ballot

The top half of this form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Ballot, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 11, 2004

By signing below, you as a Putnam fund shareholder appoint Trustees John
A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of the Putnam funds. The meeting will take place on November 11, 2004 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

PLEASE BE SURE TO SIGN AND DATE HERE.

-----------------------------------------------------------
Shareholder/Co-owner sign(s) here                      Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Equity 1 EZ - dh


DETACH CONSOLIDATED PROXY BALLOT AT PERFORATION BELOW

Your vote is important. For your convenience, you can vote your proxy in any of these three ways:

1
TELEPHONE
Call us toll-free at
1-888-221-0697
* Follow the automated telephone direction.
* There is no need for you to return your proxy ballot.

2
INTERNET
Go to
https://www.proxyweb.com/Putnam
* Follow the instructions on the site.
* There is no need for you to return your proxy ballot

3
MAIL
Mail in the proxy card.
* Please sign and date your proxy ballot.
* Detach the ballot from this proxy form.
* Return the ballot in the postage-paid
  envelope provided.

INDIVIDUAL PROXY BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual proxy ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual proxy ballots portion only.

NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Ballot above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH ACCOUNT SEPARATELY.

------------------------------------------------------------
Shareholder/Co-owner sign(s) here                       Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Equity 1 IND - dh


[GRAPHIC OMITTED: ezVote Logo]

Consolidated Proxy Ballot

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.

The Trustees recommend voting FOR all proposals

Proposals

1 Proposal to elect all nominees for Trustees.

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley


FOR
electing
all the
nominees

0
WITHHOLD
authority
to vote for
all nominees

0
---------------------------------------------------------------------

To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.

Proposals to approve an amendment to certain funds' fundamental investment restrictions with respect to

                                                                       FOR    AGAINST   ABSTAIN
2A borrowing.                                                          0         0         0

2B making loans.                                                       0         0         0

2C diversification of investments.                                     0         0         0

2D issuance of senior securities.                                      0         0         0

2E Putnam Equity Income Fund investment objective.                     0         0         0

3 Proposal to approve an amendment to certain funds'
  agreements and declarations of trust.                                0         0         0


Refer to pages 6 and 7 in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-877-832-6360.

Please sign and date the other side of this card.

Equity 1 EZ - dh


DETACH CONSOLIDATED PROXY BALLOT AT PERFORATION BELOW

INDIVIDUAL PROXY BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL PROXY BALLOTS BELOW.

000 0000000000 000 0

999 999 999 999 99


PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL
1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM CAPTIAL APPRECIATION FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM CAPITAL OPPORTUNITIES FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM CLASSIC EQUITY FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM CONVERTIBLE INCOME-GROWTH TRUST

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM DISCOVERY GROWTH FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM EQUITY INCOME FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM EUROPE EQUITY FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM GLOBAL EQUITY FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM GLOBAL NATURAL RESOURCES FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM GROWTH OPPORTUNITIES FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM HEALTH SCIENCES TRUST

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM INTERNATIONAL EQUITY FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM INTERNATIONAL GROWTH & INCOME FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM INVESTORS FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM MID CAP VALUE FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM NEW OPPORTUNITIES FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM NEW VALUE FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM OTC & EMERGING GROWTH FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM RESEARCH FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM SMALL CAP GROWTH FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN


2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM SMALL CAP VALUE FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM TAX SMART EQUITY FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM UTILITIES GROWTH AND INCOME FUND
                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM VISTA FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

PUTNAM VOYAGER FUND

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0



000 0000000000 000 0

999 999 999 999 99

THE GEORGE PUTNAM FUND OF BOSTON

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0


000 0000000000 000 0

999 999 999 999 99

THE PUTNAM FUND FOR GROWTH AND INCOME

                                                                     FOR       WITHHOLD
                                                                     ALL       ALL

1 Election of Trustees. (refer to nominees at top of page)           0         0
  except#------------------------------

                                                                    FOR     AGAINST   ABSTAIN

2 Investment restriction                                             0         0         0
A borrowing.                                                         0         0         0
B making loans.                                                      0         0         0
C diversification of investments.                                    0         0         0
D issuance of senior securities.                                     0         0         0
E Putnam Equity Income Fund investment objective.                    0         0         0



Internet Voting Instruction Card
[Name of Fund]

THE TRUSTEES RECOMMEND VOTING FOR ALL PROPOSALS.



Proposal 1 Proposal to elect all nominees for Trustees.

_ FOR all nominees   _ WITHHOLD AUTHORITY to vote for all nominees

_ FOR all nominees (Except as indicated)

(01) _ J.A. Baxter        (08) _ E.T. Kennan
(02) _ C.B. Curtis        (09) _ J.H. Mullin, III
(03) _ M.R. Drucker       (10) _ R.E. Patterson
(04) _ C.E. Haldeman, Jr. (11) _ G. Putnam, III
(05) _ J.A. Hill          (12) _ A.J.C. Smith
(06) _ R.J. Jackson       (13) _ W.T. Stephens
(07) _ P.L. Joskow        (14) _ R.B. Worley

------------------------------------------------------------------
Proposal 2 Proposals to approve an amendment to certain funds'
           fundamental investment restrictions with respect to
------------------------------------------------------------------
Proposal 2A borrowing.                   _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2B making loans.                _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2C diversification
            of investments.              _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2D issuance of senior
            securities.                  _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2E options, puts, calls,
            straddles and spread.        _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2F commodities.                 _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 2G Proposal to amend a fund's
            investment objective         _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------
Proposal 3  Proposal to approve an
            amendment to your fund's
            agreement and declaration
            of trust.                    _ FOR _ AGAINST _ ABSTAIN
------------------------------------------------------------------

By submitting your voting instructions on this site, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of the Putnam funds. The meeting will take place on November 11, 2004 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. If you submit your voting instruction on this site, the Trustees will vote exactly as you have indicated. If you submit your voting instruction on this site but don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

------------------------------------------------------------------

To receive an optional email confirmation, enter your email address here:

Please review your selections carefully before voting.

If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Press this button to  <<SUBMIT>>   your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-877-832-6360.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.

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  service mark of Automatic Data Processing, Inc.

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